EXHIBIT 10.7

Confidential treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

American Centrifuge Enrichment, LLC

Equipment Supply Agreement

CONTRACT NUMBER:           812531

CONTRACTOR:                        American Centrifuge Manufacturing, LLC

DATE:                                           May 1, 2011

IN WITNESS WHEREOF, the Parties have caused this Contract to be signed by their duly authorized officers as of the date set forth above.

AMERICAN CENTRIFUGE                                                                        AMERICAN CENTRIFUGE

ENRICHMENT, LLC                                                                                     MANUFACTURING, LLC

By:           /s/ Philip G. Sewell                                           By:           /s/ Carl R. Durham

Name:      Philip G. Sewell                                                       Name:      Carl R. Durham

Title:        Senior Vice President                                                               Title:        President & General Manager

TABLE OF CONTENTS

1	DEFINITIONS

2	PURPOSE AND SCOPE; STATEMENT OF WORK

3	FINALIZING TARGET COST AND CEILING COST

4	PERIOD OF PERFORMANCE

5	EMPLOYEE PROTECTION

6	SUBCONTRACTS AND CONSULTANTS

7	ALLOWABLE COST

8	FEE

9	PAYMENT

10	TAXES

11	LIQUIDATED DAMAGES AND BUFFER

12	STRATEGIC SUPPLIER AGREEMENTS

13	CONTRACTOR AND OWNER REPRESENTATIONS

14	STANDARDS OF PERFORMANCE

15	DELIVERY

16	INSPECTION AND REJECTION OF DELIVERABLES

17	WARRANTIES

18	LIMITATION OF LIABILITY

19	TITLE AND RISK OF LOSS

20	INDEMNIFICATION AND INSURANCE

21	CONTRACT MANAGEMENT

22	CONTRACT MODIFICATIONS

23	DISPUTE RESOLUTION

24	TERMINATION AND SUSPENSION OF THIS CONTRACT

25	APPLICABLE LAW

26	COMPLIANCE WITH LAWS

27	FURNISHED PROPERTY

28	NON WAIVER OR DEFAULT

29	SURVIVAL

30	HEADINGS

31	CONTRACTOR STATUS

32	THIRD PARTY BENEFICIARIES

33	SEVERABILITY

34	PRECEDENCE

35	CONFIDENTIALITY

36	INTELLECTUAL PROPERTY

37	SECURITY OF CLASSIFIED INFORMATION AND CONTROLLED AREAS

38	WAIVER FOR CLAIMS DUE TO NUCLEAR INCIDENTS

39	MISCELLANEOUS

40	PRICE-ANDERSON INDEMNIFICATION

41	OWNER RULES AND REGULATIONS

42	COMPLIANCE WITH NUCLEAR SAFETY AND SAFEGUARDS AND SECURITY REQUIREMENTS

43	CODE OF CONDUCT

44	PREEXISTING CONDITIONS

45	NOTICES

46	FINANCING

47	AGENT FOR OWNER

48	ENTIRE AGREEMENT

49	ASSIGNMENT

50	CERTIFICATE OF CONFORMANCE

51	LIST OF EXHIBITS

CONTRACT

BETWEEN

AMERICAN CENTRIFUGE ENRICHMENT, LLC

AND

AMERICAN CENTRIFUGE MANUFACTURING, LLC

In consideration of the mutual commitments hereinafter set forth, American Centrifuge Enrichment, LLC, a Delaware limited liability company (the “Owner”), and American Centrifuge Manufacturing, LLC, a Delaware limited liability company (“Contractor”) (the Owner and Contractor being referred to herein individually as a “Party” and together, as the “Parties”) hereby agree to the following Contract (as defined below in Section 1.19).

1	DEFINITIONS

As used throughout this Contract, the following terms, whether in the singular or plural, when used with initial capitalization, shall have the meanings set forth below:

1.1 “ACO” means American Centrifuge Operating, LLC, a Delaware limited liability company.

1.2 “ACP Facility” or “ACP” means the American Centrifuge Plant facility located in Piketon, Ohio, being constructed by Owner.

1.3 “AEA” shall mean the Atomic Energy Act of 1954, as amended.

1.4 “Allowable Costs” shall have the meaning ascribed to it in Section 7.1.

1.5 “B&W” means The Babcock & Wilcox Company and all of its subsidiaries or other affiliates other than the Contractor.

1.6 “B&W Y-12” means Babcock & Wilcox Technical Services Y-12, LLC.

1.7 “Baseline Delivery Schedule” means the base line delivery schedule as set forth in Exhibit B.

1.8 “Buffer” shall have the meaning ascribed to it in Section 11.1.

1.9 “Business Days” shall mean any day other than Saturday, Sunday or a day which is a holiday for employees of ACO at the ACP Facility.

1.10 “BWCR” means Babcock & Wilcox Technical Services Clinch River, LLC.

1.11 “BWCR Contract” means that certain Centrifuge Commercial Plant Manufacturing Contract Purchase Agreement (Contract No. 723886), dated as of June 25, 2007 between BWXT Services, Inc. and United States Enrichment Corporation, Inc.

1.12 “Ceiling Cost” means *****% of the Target Cost, as adjusted, plus $*****.

1.13 “Centrifuge Machines” means fully assembled and completed uranium enrichment centrifuge machines manufactured and assembled in accordance with the Specifications.

1.14 “Change Costs” shall have the meaning ascribed to it in Section 22.4.

1.15 “Claims” shall have the meaning ascribed to it in Section 20.1.

1.16 “Classified Information” shall have the meaning ascribed to it in Section 37.1(a).

1.17 “Commencement Date” means the date as agreed to by the Parties in accordance with Section 3 to commence commercial manufacturing.

1.18 “Conflict Of Interest” means that, because of other activities or relationships with other persons (including, without limitation, competitors of the Owner) Contractor is unable or potentially unable to render impartial assistance or advice to the Owner, or Contractor’s objectivity in performing under this Contract is or might be otherwise impaired.

1.19 “Contract” means the contractual agreement between the Owner and Contractor which includes (a) the terms and conditions herein, including the Exhibits attached hereto; (b) any supplements to the terms and conditions herein agreed by the Parties; (c) any item descriptions, Specifications or Drawings attached hereto; (d) any changes and modifications made pursuant to Article 22; and (e) any Technical Directions made pursuant to Article 21.

1.20 “Contract Price” means the total price for the Deliverables and Services and includes, without limitation, the Allowable Costs, the Fixed Fee and Incentive Fee, as applicable, and all applicable Federal, State and local taxes and duties except for those set forth in Section 10.1.

1.21 “Contractor” means American Centrifuge Manufacturing, LLC.

1.22 “Contractor Background Technology” shall have the meaning ascribed to it in Section 36.3.

1.23 “Contractor Developed Design Technology” shall have the meaning ascribed to it in Section 36.1.

1.24 “Contractor Developed Manufacturing Technology” shall have the meaning ascribed to it in Section 36.2.

1.25 “Corporation” means the United States Enrichment Corporation.

1.26 “Costs” shall have the meaning ascribed to it in Section 20.1.

1.27 “DEAR” shall have the meaning ascribed to it in Section 37.1(b).

1.28 “Default” shall have the meaning ascribed to it in Section 24.3.

1.29 “Deliverables” means the tangible product or products that result from the Services including, without limitation, the Centrifuge Machines and Materials as more fully described in the Statement of Work.

1.30 “Delivery Point” means (a) with respect to Centrifuge Machines and Spares, the location within the ACP designated in the Statement of Work or such other location designated in the SOW as agreed to by the Contractor and Owner; and (b) with respect to all other Deliverables, at the ACP at a location designated by Owner in writing.

1.31 “Dispute” shall have the meaning ascribed to it in Section 23.1.

1.32 “DOE” means the United States Department of Energy.

1.33 “DOL” means the United States Department of Labor.

1.34 “Drawings” means any and all drawings, sketches, or maps referenced in this Contract and also any supplementary drawings, sketches or maps as the Owner’s Representative may issue from time to time in accordance with this Contract.

1.35 “Earned Value” shall have the meaning given in and shall be calculated as set forth in Exhibit C.

1.36 “Effective Date” shall mean the date of the closing by Owner on a loan guaranteed by DOE under the Title XVII of the Energy Policy Act of 2005.

1.37 “Excluded Causes” shall have the meaning ascribed to it in Section 17.2(c).

1.38 “Export Controlled Information” or “ECI” shall have the meaning ascribed to it in Section 37.5(a).

1.39 “Final Decision” shall have the meaning ascribed to it in Section 23.1.

1.40 “Final Decision Notice” shall have the meaning ascribed to it in Section 23.1.

1.41 “Financing Agreements” means any and all loan agreements, note purchase agreements, notes, bonds, guarantees, indentures, security agreements, pledge agreements, registration or disclosure statements, subordination agreements, mortgages, deeds of trust, participation agreements and other documents relating to interim and long-term financing provided by the Lenders for the construction, operation and maintenance of the ACP Facility and any refinancing thereof  including any and all modifications, supplements, extensions, renewals and replacements of any such financing or refinancing.

1.42 “Fixed Fee” shall have the meaning ascribed to it in Section 8.1.

1.43 “FOCI” shall have the meaning ascribed to it in Section 37.1(b).

1.44 “Force Majeure” shall have the meaning ascribed to it in Section 24.3.

1.45 “Fundamental Failure” shall have the meaning ascribed to it in Section 12.1(a).

1.46 “Fundamental Failure Proposal” shall have the meaning ascribed to it in Section 12.1(b).

1.47 “Furnished Property” shall have the meaning ascribed to it in Section 27.1.

1.48 “G&A Costs” shall mean the indirect general and administrative costs to be included in Allowable Costs as set forth in Section 7.1(c).

1.49 “GCEP Lease” shall have the meaning ascribed to it in Section 40.1.

1.50 “Incentive Fee” shall have the meaning ascribed to it in Section 8.3(a).

1.51 “Lender(s)” means any entity or entities (including, but not limited to, the Federal Financing Bank) providing debt or lease financing or refinancing under the Financing Agreements in connection with the construction, operation, maintenance or permanent financing for the ACP or any guarantor or insurer thereof (including, but not limited to, the DOE), and their permitted successors and assigns, including any agent or trustee thereof.

1.52 “LD Threshold” shall have the meaning ascribed to it in Section 11.9(b).

1.53 “Liquidated Damages” shall mean the damages described in Article 11.

1.54 “LTSA” means that certain Long Term Supply Agreement to be executed by Owner and Contractor.

1.55 “Major Suppliers” means Alliant Techsystems Inc., Major Tool and Machine Inc. and Curtiss-Wright Electro-Mechanical Corp.

1.56 “Materials” means any materials, components, supplies or goods required to be furnished by Contractor in the performance of Work under the Contract.

1.57 “NRC” means the United States Nuclear Regulatory Commission.

1.58 “Nuclear Incident” shall have the meaning ascribed to it in 42 U.S.C. §2014(q), as it may be amended or renumbered.

1.59 “Nuclear Safety, Safeguards and Security Requirements” shall have the meaning ascribed to it in Section 42.1.

1.60 “Oak Ridge Facility” means the American Centrifuge Technology and Manufacturing Center located in Oak Ridge Tennessee.

1.61 “Owner” means American Centrifuge Enrichment, LLC.

1.62 “Owner Representative” means the Owner’s Procurement Director or, to the extent written notice has been provided to Contractor in accordance with Article 45, his/her designee.

1.63 “Owner Technology” shall have the meaning ascribed to it in Section 36.5.

1.64 “Owner’s Facilities” shall have the meaning ascribed to it in Section 37.2.

1.65 “Party” or “Parties” shall have the meaning ascribed to it in the Preamble.

1.66 “Prime Rate” means the base rate on corporate loans in the United States posted by seventy percent (70%) of the nation's largest banks, as published in the Wall Street Journal.

1.67 “Professional Efforts” shall have the meaning ascribed to it in Section 17.1(d).

1.68 “Proprietary Information” shall have the meaning ascribed to it in Section 35.2.

1.69 “Public Liability” shall have the meaning ascribed to it in 42 U.S.C. §2014(w).

1.70 “Recipient” shall have the meaning ascribed to it in Section 35.2.

1.71 “Repair” means an activity that restores a Centrifuge Machine, component or subassembly to its design condition.

1.72 “Rules” shall have the meaning ascribed to it in Section 23.3.

1.73 “Section 211” shall have the meaning ascribed to it in Section 5.1.

1.74 “Senior Management Review Period” shall have the meaning ascribed to it in Section 23.2.

1.75 “Services” means the work described in the Statement of Work to be provided and/or performed by the Contractor.

1.76 “Spares” means ***** assembled Centrifuge Machines to be delivered as specified in the Statement of Work.

1.77 “Specifications” means all the terms and stipulations contained in the document entitled “Specifications” and includes those portions known as “specific contract requirements” and such Specifications amendments, revisions, deductions or additions as may be provided in accordance with the terms of this Contract, from time to time, by the Owner’s Representative, pertaining to the quantities and qualities of the Deliverables to be furnished under this Contract.  The Specifications will be included or incorporated by reference in the SOW.

1.78 “Stage I Contract” means the contract entered into between USEC and ACM dated May 1, 2011 for the initial manufacture of centrifuge machines immediately prior to the commencement of the Contract.

1.79 “Statement of Work” or “SOW” means the description of the Work to be performed by Contractor pursuant to this Contract attached as Exhibit A and hereby incorporated into the Contract.

1.80 “Strategic Supplier Agreements” are those subcontracts or agreements with the Major Suppliers assigned or transferred to the Contractor by USEC Inc. or any subsidiary or affiliate of USEC Inc.

1.81 “Subcontractor Liquidated Damages” shall have the meaning ascribed to it in Section 11.9(a).

1.82 “Target Cost” as used in this Contract, means the estimated cost of performing the Statement of Work as mutually agreed to by the Parties in accordance with Section 3.1.

1.83 “Taxes” shall have the meaning ascribed to it in Section 10.2.

1.84 “Technical Direction” shall have the meaning ascribed to it in Section 21.3(a).

1.85 “Technical Representative” means the Person appointed by Owner in accordance with Section 21.3(d).

1.86 “UCNI” means Unclassified Controlled Nuclear Information as defined in Section 148 of the AEA.

1.87 “USEC” means USEC Inc.

1.88 “Work” means the Services, Deliverables and Materials.

1.89 “Work Breakdown Structure” or “WBS” shall have the meaning ascribed to it in Exhibit C.

2	PURPOSE AND SCOPE; STATEMENT OF WORK

2.1           The Work to be performed by Contractor during this Contract is specified in SOW.  In general, the SOW for this Contract includes the manufacture, assembly and delivery of Centrifuge Machines to the ACP.  The quantity of Centrifuge Machines to be manufactured, assembled and delivered will be the number of Centrifuge Machines necessary to complete the Owner’s ACP and the Spares as specified in the SOW.

Contractor shall not commence work until it receives a notice to proceed from the Owner.  Upon receipt of the notice to proceed, Contractor will promptly commence work in accordance with the SOW.  Owner may revise the quantity of Centrifuge Machines to be delivered, the Specifications and requirements contained in the SOW and/or the Baseline Delivery Schedule or other terms contained in the SOW by written modification issued in accordance with Article 22.

2.2           General Requirements.  Except as specifically stated in the SOW, the Contractor shall furnish all personnel, Materials, equipment, facilities and services necessary to perform the Statement of Work.  Unless otherwise agreed to in writing by Owner, only U.S. origin Materials or Materials that have no restrictions on the use of such Materials will be incorporated into the Centrifuge Machines or other Deliverables under the Contract.  In addition, as specified in the SOW the Contractor shall:

(a) Maintain a quality program consistent with and meeting applicable requirements of the Owner’s quality assurance program and the NRC license to build and operate the ACP Facility.

(b) Establish and implement material resource planning and supply chain management systems that timely support production of reliable Centrifuge Machines.

(c) Maintain a safety conscious work culture that promotes safety as a priority over cost, schedule, manufacturing or any other considerations.  The Contractor shall comply with all applicable state and federal occupational health and safety requirements.

(d) Maintain an effective security program that maintains compliance with all applicable NRC and DOE security and classification requirements and regulations.  The NRC and/or the DOE will be the regulatory authority for security compliance for machine manufacturing operations.

(e) Maintain an effective regulatory compliance program that is responsive to all regulatory requirements, questions and directions throughout the term of the Contract.

(f) Propose a project control system for the Owner’s approval, and upon receiving such approval, maintain, use and report to the Owner the results from such project control system that accurately reflects the project status relative to cost and schedule performance.  Elements of the project control system shall include:

(i) A Work Breakdown Structure (WBS) as defined in Exhibit C that provides the basis for all project control system components, including estimating, budgeting, scheduling, performing, and management;

(ii) Cost estimating methodologies that are consistent with industry standards;

(iii) Unclassified project schedules that integrate with the WBS.  The project schedules shall have Target Cost time phased into the schedule on a monthly basis and shall include cost detail to at least level 3 of the approved WBS.  Activity logic links shall depict all work scope constraints and decision points and shall be integrated into a total project network schedule.  The project schedule shall clearly depict critical path activities and milestones;

(iv) A capability to process Owner or Contractor proposed or directed changes timely and identify the impact on technical, schedule, and cost elements of the Contract;

(v) Variance analysis, explanation and justification for differences between planned and actual performance against the cost and schedule baseline on a monthly basis;

(vi) Commercially accepted performance analysis techniques utilizing earned-value methods.  Documentation of performance metrics (i.e., quantities) are preferred for all technical work scopes, however it is recognized that some elements (e.g., project management) may use a level of effort technique; and

(vii) Defined and mutually agreed earning rules for each level 3 project within the WBS for recording work completion and calculation of Earned Value.

(g)           Coordinate and subcontract with other contractors to assure Centrifuge Machines are assembled and delivered in accordance with the Baseline Delivery Schedule.

 (h)           Implement a qualification test program (as necessary for those items not yet qualified) with support from the Owner for:

(i) manufacturing process qualification;

(ii) product qualification;

(iii) product acceptance; and

(iv) disposition of non-conforming parts.

(i)           Establish and maintain a configuration control program for the design, specifications, manufacturing processes, quality requirements and all other attributes necessary to deliver Centrifuge Machines in accordance with the Drawings and Specifications.

(j)           Establish and implement a risk management program that is designed to identify potential cost and schedule issues and develop plans that will mitigate or eliminate problems.  The Contractor risk management program will provide input for the Owner’s risk management program.

(k)           Establish and maintain a continuous improvement program using the latest manufacturing techniques (lean manufacturing, 6 sigma, or equivalent).

(l)           Develop a transportation plan using Contractor supplied shipping containers that ensures timely delivery of all Centrifuge Machines to the Delivery Point.

3	FINALIZING TARGET COST AND CEILING COST

3.1 Establishment of Target Cost.  The Target Cost shall be set as mutually agreed between Owner and Contractor based on an agreed date to commence commercial manufacturing (the “Commencement Date”) and included in the Contract by a written modification to this Contract executed by both Parties.  The Target Cost shall be the agreed to estimate of costs to manufacture and deliver a total of 11,520 Centrifuge Machines plus the Spares less the sum of the costs incurred to manufacture and deliver any Centrifuge Machines to USEC between May 1, 2011 and the Commencement Date.  In the event the Contractor is not authorized to proceed with Work within thirty (30) days after the Commencement Date, the Target Cost will be adjusted by mutual agreement to decrease the Target Cost by the amount of costs incurred to manufacture and deliver to USEC Centrifuge Machines after the Commencement Date and to make such other mutually agreed to equitable adjustments as may result directly from such delay.  *****

3.2 Establishment of Ceiling Cost.  Upon finalization of the Target Cost, the Ceiling Cost will be established at an amount equal to *****% of the Target Cost plus $*****.  In no event shall the total payments by Owner under this Contract be greater than the Ceiling Cost plus fee payable at the Ceiling Cost as calculated in accordance with Article 8.

4	PERIOD OF PERFORMANCE

The period of performance under this Contract shall be from the Effective Date until the Centrifuge Machines and Spares specified in the SOW are delivered in accordance with the SOW and the completion of any applicable warranty period.

5	EMPLOYEE PROTECTION

5.1 Section 211 of the Energy Reorganization Act of 1974, as amended (“Section 211”), or 10 C.F.R. Section 70.7 of the NRC regulations (applicable to item/services provided in support the Owner’s centrifuge lead cascade or production facility) or 10 C.F.R. Part 708 of the DOE regulations (applicable to item/services provided in support of the Owner’s centrifuge demonstration project), implementing Section 211, as applicable applies to the performance of Work under this Contract.  Contractor acknowledges its obligation to comply with the requirements of Section 211, 10 C.F.R. Section 10.7 of the NRC regulations or 10 C.F.R. Part 708 of the DOE regulations implementing Section 211.  Contractor shall maintain a safety conscious work environment in accordance with NRC guidelines and institute programs, policies and procedures as needed to ensure the maintenance of a safety conscious work environment.

5.2 In the event that an employee of Contractor, or an employee of any subcontractor, files a complaint with the DOL alleging that Contractor, or any of its subcontractors, violated the requirements of Section 211 with respect to such employee while he or she was performing Services in connection with this Contract, Contractor shall promptly notify the Owner’s Representative of the filing of such complaint, and shall keep the Owner’s Representative apprised of the status of the complaint itself and all material developments in any DOL or judicial proceedings related to the complaint.

5.3 In the event that Contractor becomes aware of an allegation of retaliation or safety raised to the NRC or DOE, Contractor shall promptly notify the Owner’s Representative of the filing of such allegation, and shall keep the Owner’s Representative apprised of the status of the allegation itself and all material developments in any NRC, DOE or judicial proceedings related to the allegation.

5.4 Absent the fault or negligence of Owner, Contractor further agrees to indemnify and hold the Owner harmless against any and all costs, losses, claims, damages, liabilities, civil penalties and expenses, including reasonable attorneys’ fees, imposed upon or incurred by the Owner in connection with (a) any DOL proceeding brought against the Owner by an employee or former employee of Contractor, or any subcontractor of Contractor, based upon Contractor’s or its subcontractor’s actual or alleged violation of Section 211 with respect to such employee or former employee; (b) any investigation or enforcement action by the NRC based upon such an actual or alleged violation of Section 211, 10 C.F.R. Section 70.7 or 10 C.F.R. Part 708; and (c) any civil action brought against the Owner based upon Contractor’s, or its subcontractor’s, actual or alleged violation of Section 211.  Absent the fault or negligence of Owner, such costs, losses, claims, damages, liabilities, civil penalties and expenses, including reasonable attorney’s fees, shall not be recoverable from the Owner under any other provisions of this Contract.

5.5 Contractor shall notify the Owner’s Representative if any Contractor employee is subject to an NRC or DOE order or enforcement action.  The Owner reserves the right to determine that the employee may not be used in the performance of this Contract.

6	SUBCONTRACTS AND CONSULTANTS

6.1 Contractor shall ensure that all subcontracts placed under the Contract (and all lower-tier subcontracts) include at least (a) the same requirements as to quality, performance and protection of information and property as are imposed on Contractor by the Contract; (b) compliance with any requirements imposed by applicable law and regulation; (c) the same requirements to maintain the confidentiality of the Owner’s Proprietary Information, and provide and protect the intellectual property rights of the Owner as are imposed on contractor by the Contract; and (d) any other provisions in this Contract required to be included in such subcontracts including, but not limited to, Article 46 (Financing) and the following Articles if applicable:  Article 37 (Security of Classified Information and Controlled Areas), Article 14 (Standards of Performance), Article 35 (Confidentiality), Article 36 (Intellectual Property), Article 42 (Compliance With Nuclear Safety and Safeguards and Security Requirements) unless otherwise agreed to by Contractor and Owner.

6.2 The Contractor further agrees to pass the requirements imposed by this Article 6 to its subcontractors by including a provision similar to this Article 6 in all subcontracts for the performance of Services in connection with the Contract.

6.3 Subcontractor Conflicts of Interest.  Contractor shall ensure that subcontracts include protection against Conflicts of Interest acceptable to the Owner.  If required by the Owner, Contractor shall cause subcontractors to execute agreements with the Owner for the protection of the Owner’s Proprietary Information, prior to engaging subcontractors in work under the Contract.

7	ALLOWABLE COST

7.1 Allowable Costs.  Owner shall reimburse Contractor for Allowable Costs as provided in this Article 7.  For the purpose of reimbursing allowable costs, the term “Allowable Costs” includes only:

(a) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the Contract;

(b) Costs incurred, but not necessarily paid, for:

(i) Materials, equipment and services purchased directly for this Contract and associated financing payments to subcontractors, provided payments determined due will be made:

(A) In accordance with the terms and conditions of a subcontract or invoice; and

(B) Ordinarily within sixty (60) days of the submission of the Contractor’s payment request to the Owner;

(ii) Materials issued from the Contractor’s inventory and placed in the production process for use on this Contract;

(iii) Direct labor based on actual hours worked under this Contract at an effective hourly rate and other costs incurred for such direct labor hours pursuant to a secondment or loaned employee agreement;

(iv) Direct travel for persons seconded to the Contractor by one of the Members of the Contractor in accordance with the Member’s travel policies;

(v) Other direct in-house costs; and

(vi) G&A Costs as set forth in Section 7.1(c).

(c) G&A Costs.  Subject to Article 24 (Termination and Suspension of this Contract), Contractor shall be paid a total of $***** as payment for G&A Costs as set forth in Exhibit D for the manufacture of machines after June 30, 2011 which may be decreased by the amount paid by Owner to Contractor as determined in Exhibit D as G&A Costs to reflect any extension of the manufacturing performance under the Stage I Contract for periods after June 30, 2011.  Payments of G&A Costs pursuant to this Section 7.1(c) shall be the only payments of G&A Costs that Contractor or any affiliate of BWCR shall be entitled for indirect general and administrative costs related to the manufacture of machines under this Contract after June 30, 2011; provided, however, that the foregoing limitation on the payment of G&A Costs shall not apply to (x) fixed price subcontracts with affiliates of Contractor approved by the Owner or (y) charges for indirect general and administrative costs under contracts for staffing augmentation provided by B&W provided that such staff augmentation contracts are approved by Owner.

7.2 Audit.  At any time or times before final payment and for a period of 6 months after final payment, Owner (including Owner’s representatives and representatives of Owner’s Lenders) has the right to audit the Contractor’s invoices or vouchers and statements of cost.  Owner may perform the audit using its own personnel or may use an independent auditor of Owner’s choice.  Any payment may be:

(a) Reduced by amounts found by Owner not to constitute Allowable Costs; or

(b) Adjusted for prior overpayments or underpayments.

Owner’s audit rights shall be limited to review of any costs invoiced by Contractor to Owner under this Contract including any supporting information in the possession of Contractor or Contractor’s subcontractors and/or suppliers or which Contractor may reasonably acquire or obtain sufficient to verify the invoiced costs are appropriate and allowable under the Contract.  For contracts that are subject to government audit, Owner’s audit right shall be limited to verifying that rates and costs have been approved by the cognizant government auditor, their systems accurately record costs and that the hours and quantities charged are appropriate.  Additionally, at Owner’s request and expense, Contractor agrees that for contracts that are subject to government audit,  Contractor will provide an independent certified accounting firm selected by and representing Owner access to examine records and other evidence sufficient to demonstrate costs claimed to have been incurred in performance of this Contract have been properly accounted for, allocated and invoiced in accordance with generally accepted accounting principles and, if applicable, the federal government’s cost accounting standards.  For costs that are fixed price or charged at a fixed rate pursuant to this Contract or the applicable subcontract, Owner’s audit rights shall not extend to the costs or charges that are included in the fixed cost or fixed rate.

7.3 Final Payment.

(a) Upon submission of a final invoice submitted in accordance with the Contract and the Contractor’s compliance with all terms of this Contract, the Owner shall promptly pay any balance of Allowable Costs and that part of the fee (if any) not previously paid.

(b) The Contractor shall pay to the Owner any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Owner.  Before final payment under this Contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver:

(i) An assignment to the Owner, in form and substance satisfactory to the Owner’s Representative, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Owner under this Contract; and

(ii) A release discharging the Owner, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this Contract, except --

(A) Specified claims stated in exact amounts or in estimated amounts when the exact amounts are not known and that are not included in the amount reimbursed by Owner;

(B) Claims (including reasonable incidental expenses and attorney fees) based upon liabilities of the Contractor to third parties or to Owner arising out of the performance of this Contract where such claims are not known to the Contractor on the date of the execution of the release.  Contractor shall give notice of such claims in writing to the Owner promptly, and in all events within thirty (30) days, after Contractor becomes aware of such claim; provided, however, that any failure to give timely notice of such a claim shall not preclude Contractor’s right to payment for such claims as required pursuant to this Contract except to the extent Owner is prejudiced by such failure or delay.  For avoidance of doubt, any payment of claims or costs after the final payment shall be included in the total Allowable Costs.

7.4 Contractor Release.  At Contractor’s request, after the period of performance of the Contract has expired, final payment has been made and expiration of Owner’s audit rights under Section 7.2, Owner shall provide a release discharging the Contractor, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this Contract, except --

(a) Specified claims stated in exact amounts or in estimated amounts when the exact amounts are not;

(b) Claims (including reasonable incidental expenses and attorney fees) based upon liabilities of the Owner to third parties or Contractor arising out of the performance of this Contract where such claims are not known to the Owner on the date of the execution of the release.  Owner shall give notice of such claims in writing to the Contractor promptly, and in all events within thirty (30) days, after Owner becomes aware of such claim; provided, however, that any failure to give timely notice of such a claim shall not preclude Owner’s right to payment for such claims as required pursuant to this Contract except to the extent Contractor is prejudiced by such failure or delay.

7.5 Ceiling Cost.  In no event shall the Owner be liable for and shall not be required to pay for Allowable Costs in excess of the Ceiling Cost.

8	FEE

8.1 Fixed Fee.  The Owner shall pay the Contractor for performing all Work under this Contract a fixed fee equal to $***** (the “Fixed Fee”) for the manufacture of Centrifuge Machines during the period after June 30, 2011 in accordance with Exhibit E.  The total Fixed Fee to be paid under this Contract shall be decreased by the amounts as determined in Exhibit E to reflect the extension of the period of performance after July 1, 2011 of the Stage I Contract.

8.2 Billing of Fixed Fee.

(a) The Fixed Fee will be invoiced by the Contractor and paid by Owner as provided in Exhibit E.

(b) For the avoidance of doubt, the total amount of fixed fees (including the Fixed Fee payable pursuant to this Contract) paid by Owner or an affiliate of Owner (including but not limited to the amount paid by USEC) to Contractor under this Contract, the Stage I Contract and the BWCR Contract for the manufacture of machines and for all facilitization work after January 1, 2011 shall in no event exceed $*****.

8.3 Incentive Fee.

(a) In addition to paying the Fixed Fee as provided in Section 8.1, Owner shall pay to Contractor an incentive fee that shall be at risk (the “Incentive Fee”).  Subject to Article 24 (Termination and Suspension of this Contract), the Incentive Fee shall equal $***** if the Contractor performs the Work in the SOW in accordance with the Contract and the total Allowable Costs equals the Target Cost.

(b) The Incentive Fee shall be:

(i) increased by ***** for every dollar that the total Allowable Cost for performing all the SOW in accordance with the Contract are less than the Target Cost; or

(ii) decreased by:  (A) ***** for every dollar that the total Allowable Cost exceeds the Target Cost; plus (B) an additional ***** for every dollar that the total Allowable Cost exceeds *****% of the Target Cost.  There shall be no maximum fee that may be earned under the Contract.

(c) Provisional billing of Incentive Fee.  The Incentive Fee will be provisionally invoiced by the Contractor based on Earned Value in accordance with Exhibit F.  For avoidance of doubt, any payment of Incentive Fee shall not be final until the end of the Contract final close out of all costs and claims.

8.4 Value Engineering.  A design change or modification initiated by the Owner resulting in a reduction in the cost of manufacturing Centrifuge Machines shall be applied 100% toward reducing the Target Cost of any Centrifuges Machines or Spares to be produced with such change or modification by the amount of the savings realized from the change after taking into account any increased costs for implementing the change.  A design change or modification initiated by Contractor and accepted by Owner resulting in a reduction in the cost of manufacturing Centrifuge Machines shall be shared equally by Owner and Contractor.  In the case of such a change or modification initiated by Contractor the sharing shall be implemented by approval of the change without reducing the Target Cost by the amount of the savings realized from the change after taking into account any increased costs for implementing the change.

9	PAYMENT

9.1 Upon the submission of an invoice that complies with the requirements of Section 9.3 and subject to acceptance by the Owner of the Work covered thereby, the Owner shall pay the Contractor, for such Work to the extent that Contractor has not been previously paid therefor.  Unless otherwise specifically provided elsewhere in this Contract, Contractor shall submit invoices as the Work progresses but no more than monthly.

9.2 Invoices shall be submitted to the attention of the Owner’s accounts payable group at the address shown on the face of the Contract or electronically to the location(s) provided by Owner.

9.3 Invoices must include:

(a) Contractor’s name and address;

(b) Invoice date;

(c) Contract number and line item number;

(d) Description, quantity, unit of measure, unit price and extended price of Work delivered;

(e) If applicable, shipping number and date of shipment including the bill of lading number and weight of shipment if shipped other than F.O.B. Destination;

(f) Terms of any prompt payment discount offered;

(g) Name, title and mailing address of the person or office to whom payment is to be sent;

(h) Name, title, phone number and mailing address of the person or office to be notified in event of an unacceptable invoice;

(i) Any information or document required by the other requirements of this Contract;

(j) All sales and use taxes which must be paid by Contractor (i.e., those taxes that the Owner does not pay directly to a State or Commonwealth on its direct payment permits); and

(k) Any additional information or supporting documentation within the possession of Contractor or Contractor’s subcontractors and/or suppliers, or which Contractor may reasonably acquire or obtain, that is required to be provided to the Lenders under the Financing Agreements.

To the extent that the Lenders require additional information or supporting documentation pursuant to Section 9.3(k) that is not in the possession of Contractor, Owner and Contractor agree to negotiate in good faith to amend this Section 9.3 to address any of the Lenders requirements.

9.4 If any invoice is determined to be unacceptable, the Owner shall notify Contractor of the defect within a reasonable time after receipt of the invoice by the Owner’s accounts payable group.  Notwithstanding anything herein to the contrary, Owner shall promptly pay all undisputed portions of any invoice as provided pursuant to this Contract.

9.5 Payment shall be by wire transfer to:

*****

Mailing address:

American Centrifuge Manufacturing, LLC
6903 Rockledge Dr., Ste 400
Bethesda, MD  20817

9.6 Upon the timely submission of invoices and supporting documentation to Owner, Owner shall timely pay all undisputed amounts due to Contractor within thirty (30) days of receipt of the invoice.

9.7 Contractor may invoice for costs incurred, paid or which will become payable by the Contractor within sixty (60) days of the submission of the invoice that have not been previously invoiced or paid provided, however, Contractor may not invoice in total more than the amounts set forth in the Cash Flow Schedule attached as Exhibit H hereto (which shall be amended by the Parties from time to time to the extent of any revisions to the Ceiling Cost hereunder).  Contractor shall provide with each invoice a reconciliation of costs incurred and paid since the prior invoice and the amounts paid by Owner as of the date of the invoice.  Contractor shall also provide supporting information and documentation as prescribed in Section 9.3.

9.8 Untimely payment of Contractor invoices shall result in late fee equal to an annual rate of ***** prorated on any balance not paid within thirty (30) days of the Owner’s receipt of an acceptable invoice provided however, that no such late fee shall be due on any amounts for costs invoiced but not due for payment by Contractor prior to the receipt of payment.

10	TAXES

10.1 Sales and Use Tax.  Unless separately stated elsewhere in this Contract, any sales or use taxes applicable to Work performed or tangible personal property provided in Ohio shall be paid, to the extent practicable, by the Owner directly to the State of Ohio on a direct payment permit. Contractor agrees that the prices, fees, charges (including expenses for which Contractor seeks reimbursement to or other consideration) to be paid by the Owner under the Contract shall not include any such Ohio sales and use taxes.  All other sales or use taxes (other than the State of Ohio) shall be paid by Contractor and billed to the Owner unless the Owner provides exemption certificates stating the statutory reason for claiming the exemption. Contractor shall use its commercially reasonable efforts to qualify for applicable sales and use tax exemptions applicable to Contractor in performing the Contract in order to reduce the Allowable Costs charged to Owner.

10.2 Prices and Charges Include Taxes.  Except for sales and use taxes paid by the Owner pursuant to Section 10.1, Contractor agrees that the price charged for fixed price Work, and the amounts charged for labor and costs for the Work includes all applicable federal, state and local taxes, duties and governmental charges (“Taxes”) Contractor incurred under this Contract other than those that Contractor is legally obliged to charge to, and collect from, the Owner.  Those Taxes that Contractor is obliged to charge to, and collect from, the Owner shall be listed separately on any invoice for the Work to which such Taxes are attributable.  Contractor shall take any steps reasonably requested by the Owner to lawfully minimize the Owner’s liability for Taxes.

10.3 Exclusive Liability for Certain Taxes.  The Contractor hereby assumes sole and exclusive liability for income, franchise or other taxes associated with the Contractor’s business operations and for all taxes and/or contributions, however they may be designated, the payment of which may be required under the Federal Social Security Act and under unemployment insurance laws or unemployment compensation laws, however they may be designated, of the several states, with respect to employees employed by the Contractor in the performance of services subject to this Contract.

10.4 Disclosure.  The Owner and Contractor (and each employee, representative, or other agent of the Owner or Contractor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Owner or Contractor relating to such tax treatment and tax structure.

11	LIQUIDATED DAMAGES AND BUFFER

Provisions for Liquidated Damages are based on Contractor providing Centrifuge Machines at the ACP Facility in accordance with the Baseline Delivery Schedule attached hereto as Exhibit B.  Damages assessed pursuant to this clause will accrue as set forth below:

11.1 Contractor may deliver Centrifuge Machines in advance of the Baseline Delivery Schedule of up to an equivalent to the next ***** of required delivery of Centrifuge Machines as provided in Exhibit B to create a “Buffer.”  The Centrifuge Machines delivered to establish this Buffer shall be purchased and paid for by Owner when delivered to Owner by Contractor as provided in this Contract.  It is understood that the Centrifuge Machines provided to establish and maintain this Buffer are for the benefit of the Contractor and Owner for purposes of mitigating supply disruptions and the potential assessment of Liquidated Damages.  Consequently, Contractor’s failure at any time to maintain said Buffer shall not be cause for the assessment of Liquidated Damage liability pursuant to this Article 11.

11.2 In the event that the Contractor fails to deliver the required quantity of assembled Centrifuge Machines for between one and one-half and four consecutive Business Days, the Contractor shall be assessed Liquidated Damages in the amount of $***** per business day per Centrifuge Machine.

11.3 In the event that the Contractor fails to deliver the required quantity of assembled Centrifuge Machines for greater than four consecutive Business Days, the Contractor shall be assessed Liquidated Damages in the amount of $***** per business day per Centrifuge Machine.

11.4 The maximum liability of Contractor for Liquidated Damages during any six (6) month period shall be the greater of $***** on liquidated damages under Section 11.5; provided, however, in the event this limitation precludes payment of any Liquidated Damages during the term of the Contract, the amount of Liquidated Damages that would have been due in the absence of this Section 11.4 will become due and payable by the Contractor upon the expiration or termination of the Contract, subject to the limitation in Section 11.5.

11.5 Except as provided in Section 11.9, the maximum liability of Contractor for Liquidated Damages during this Contract, shall be $***** in the aggregate under this Contract.  The Liquidated Damages as set forth herein shall be Owner’s sole and exclusive remedy for delay damages.

11.6 For purposes of determining Liquidated Damages under this clause, delivery shall be defined as delivery of assembled Centrifuge Machines at the Delivery Point in accordance with or in advance of the Baseline Delivery Schedule and in compliance with the Specifications.

11.7 Contractor shall not be assessed Liquidated Damages when the delay in delivery is due to a Force Majeure.

11.8 Recognizing that Owner’s facility will not be in a position to install Centrifuge Machines provided by Contractor in accordance with the Baseline Delivery Schedule prior to ***** the parties acknowledge that Owner shall not be harmed by Contractor’s failure to provide the requisite number of Centrifuge Machines prior to this date.  Accordingly, Contractor shall not be liable for Liquidated Damages prior to ***** provided that the requisite total cumulative number of Centrifuge Machines as required by the Baseline Delivery Schedule as of such date is available for Owner installation on or before *****.  Liquidated Damages with respect to any Centrifuge Machines required by the Baseline Delivery Schedule to be available for Owner installation on or before ***** and not so available on ***** shall begin to be assessed Liquidated Damages as if they were due to be delivered on *****.

11.9 Subcontractor Liquidated Damages.

(a) In the event Contractor collects liquidated damages, fees or receives any discount or other reduction price or cost or credit from any subcontractor for failure to timely deliver any materials or components which are incorporated into the Centrifuge Machines or other Deliverables under this Contract (hereinafter “Subcontractor Liquidated Damages”), then the amount of such Subcontractor Liquidated Damages shall be remitted to Owner and Owner shall credit the amount remitted:

(i) first, against any Liquidated Damages owed by Contractor under this Article 11 resulting from such failure to timely deliver by the subcontractor;

(ii) second, against any increase in cost incurred by Contractor as a result of the failure of the subcontractor to timely deliver any materials or components to Contractor (and in such event, any such costs shall be disregarded for purposes of determining if the Target Cost has been exceeded under Section 8.3); and

(iii) third, against any future Liquidated Damages that may be owed by Contractor at a later date under this Article 11.

(b) At such time as the amounts remitted to Owner pursuant to clauses (i) and (iii) of Section 11.9(a) together with any Liquidated Damages paid to Owner by Contractor pursuant to Sections 11.2 or 11.3 equal or exceed $***** in the aggregate (the “LD Threshold”), Contractor shall have no further obligation to pay Owner for Liquidated Damages; provided, however, that Contractor shall continue to be obligated to remit Subcontractor Liquidated Damages received by Contractor from any subcontractor to Owner pursuant to Section 11.9(c).

(c) From and after such time as the LD Threshold is met, any Subcontractor Liquidated Damages received by Contractor from any subcontractor shall be remitted to Owner; provided, however that Owner shall credit any amount so remitted against any increase in cost incurred by Contractor as a result of the failure of the subcontractor to timely deliver any materials or components to Contractor (and in such event, any such costs shall be disregarded for purposes of determining if the Target Cost has been exceeded under Section 8.3).  Any amount of Subcontractor Liquidated Damages remaining after the credits set forth in the preceding sentence shall be retained by the Owner.

12	STRATEGIC SUPPLIER AGREEMENTS

12.1 Fundamental Failure by Major Supplier.

(a) Notwithstanding anything in this Contract to the contrary, a Force Majeure shall include, and Contractor’s performance under this Contract shall be excused to the extent caused by, a Major Supplier terminating its contract with Contractor without cause, abandoning performance of its Strategic Supplier Agreement, or constructively abandoning performance of such Strategic Supplier Agreement as evidenced by the Major Supplier’s continuous and material failure to perform the essential tasks under its Strategic Supplier Agreement with Contractor (each a “Fundamental Failure”) and such Fundamental Failure is beyond the control of Contractor; provided that (i) Contractor uses all reasonable efforts to continue to perform and remedy the circumstances; and (ii) any payments, guarantees, bonds or other assurances provided by the Major Supplier will, at Owner’s option (A) be used by Contractor to offset and mitigate any adverse impact to Owner, or (B) be paid to Owner.

(b) Contractor shall use reasonable efforts to keep Owner informed of any circumstances that may result in a Fundamental Failure.  Contractor shall use commercially reasonable efforts to avoid a Fundamental Failure or mitigate the impact of a Fundamental Failure including, but not limited to, replacing the supplier.  Contractor and Owner shall cooperate in addressing any issues that may result in a Fundamental Failure and in remedying and mitigating any Fundamental Failure. Promptly after a Fundamental Failure has occurred, Contractor shall provide Owner with written notice thereof.  Within thirty (30) days after such notice, Contractor will provide a written proposal to Owner (a “Fundamental Failure Proposal”) of such terms under which the Contractor is prepared to continue to perform under the Contract and any equitable adjustment to the Target Cost that Contractor believes is necessary to remedy such Fundamental Failure.  Owner and Contractor shall negotiate in good faith in an effort to reach mutually agreeable terms under which Contractor would continue to perform under this Contract, including any requested equitable adjustment to the Target Cost, Baseline Delivery Schedule or other changes to the terms of this Contract.

13	CONTRACTOR AND OWNER REPRESENTATIONS

13.1 Contractor’s Representations.  The Contractor hereby makes the following representations to the Owner:

(a) The Contractor is a limited liability company with equity interests owned by American Centrifuge Holdings, LLC (an affiliate of Owner) and Babcock & Wilcox Technical Services Group, Inc.  The business of the Contractor is providing the Work called for by this Contract.  The Contractor is not acting as an agent for any other person or entity in providing such Work;

(b) The Contractor has all power and authority required to execute, deliver and perform this Contract, and the Contractor has or will obtain sufficient staff and other resources to carry out its duties hereunder in a prompt, efficient and diligent manner;

(c) The execution, delivery and performance of this Contract by the Contractor and the execution of this Contract by the person signing this Contract on behalf of the Contractor have been duly authorized by all necessary corporate or partnership action;

(d) This Contract constitutes a legal, valid and binding agreement of the Contractor, enforceable against the Contractor in accordance with its terms, except as limited by bankruptcy, insolvency, receivership or other similar laws affecting or relating to the rights of creditors generally;

(e) The Contractor has or will obtain, maintain and comply with all licenses and permits necessary to be held or obtained by the Contractor to legally and validly execute, deliver and perform this Contract;

(f) The Contractor has the right to make all disclosures to, and assignments of intellectual property rights to, the Owner as required under this Contract; and

(g) The Contractor has no Conflict of Interest including, but not limited to,  Contractor does not perform any work for and will not undertake any work for any of ROSATOM, Joint Stock company “Techsnabexport,” Areva SA, URENCO Limited or GE-Hitachi Global Laser Enrichment LLC or any of their affiliates.

13.2 Owner’s Representations.  The Owner hereby makes the following representations to the Contractor:

(a) The Owner is a limited liability company organized under the laws of Delaware;

(b) The Owner has all power and authority required to execute, deliver and perform this Contract;

(c) The execution, delivery and performance of this Contract by the Owner and the execution of this Contract by the person signing this Contract on behalf of the Owner have been duly authorized by all necessary corporate or partnership action;

(d) This Contract constitutes a legal, valid and binding agreement of the Owner, enforceable against the Owner in accordance with its terms, except as limited by bankruptcy, insolvency, receivership or other similar laws affecting or relating to the rights of creditors generally;

(e) Owner (itself or through an affiliate) has or will obtain, maintain and comply with all licenses and permits necessary to be held or obtained by Owner to legally and validly execute, deliver and perform this Contract; and

(f) The Owner has the right to make all disclosures including intellectual property to the Contractor as may be required under this Contract.

13.3 Condition.  Each Party acknowledges that the it has relied on the truth, accuracy and completeness of the foregoing representations in entering into this Contract and thus such truth, accuracy and completeness shall be deemed a condition to any right of payment or performance by each Party under this Contract, except to the extent that any such inaccuracies or incompleteness are not, in the aggregate, material.

14	STANDARDS OF PERFORMANCE

Contractor’s standard of performance under this Contract shall be as set forth in Section 17.1.

15	DELIVERY

15.1 The Contractor shall deliver the Deliverables and perform all Work in accordance with the terms specified elsewhere in this Contract.

15.2 UNLESS OTHERWISE STATED IN THIS CONTRACT, TIME SHALL BE DEEMED OF THE ESSENCE FOR DELIVERY OF DELIVERABLES AND PERFORMANCE OF THE WORK.  If the Contractor becomes aware of difficulty in providing the Work, the Contractor shall timely notify the Owner’s Representative, in writing, giving pertinent details of the difficulty.  This notification shall not change any delivery schedule.

15.3 The Contractor shall wrap, pack, crate, load, enclose and brace the Deliverables on the carrier in a good, workmanlike manner and in accordance with applicable law and regulation, and any Specifications (or in the absence of such Specifications, applicable trade practices in the U.S. industry).

16	INSPECTION AND REJECTION OF DELIVERABLES

16.1 Technical Representative.  The Technical Representative shall be responsible for acceptance of all Deliverables submitted, and all Services performed, under this Contract based on the requirements of this Contract.  Acceptance of Deliverables shall occur at the Delivery Point and will be documented in accordance with Owner’s quality control process.  It is understood that the sole criteria for determining the acceptability of Deliverables and Services shall be Contractor’s documented conformance with the terms, conditions, Specifications and requirements expressly set forth in this Contract. Notwithstanding anything herein to the contrary, for purposes of this Contract Owner shall be deemed to have accepted any Deliverable in accordance with the terms of this Contract twenty-four (24) hours after the delivery of such Deliverable unless Owner shall have rejected such Deliverable in accordance with Section 16.2 prior to the expiration of such twenty-four (24) hour period.

16.2 Rejection.  Pursuant to the provisions set forth in Article 21, the Technical Representative, by notice to Contractor, may reject a Deliverable or Service if the Technical Representative determines that such Deliverable or Service does not conform to the requirements of this Contract.  Contractor shall have fifteen (15) days after receiving written notice of rejection to provide a cure schedule and, unless otherwise agreed, such cure shall be completed on an expedited basis after Contractor’s receipt of such notice.  If the Contractor disagrees with such notice of rejection, Contractor shall notify Technical Representative and Contractor and Technical Representative shall meet promptly (and in all cases, no more than five (5) days after Contractor’s notice) to discuss and attempt to resolve such disagreement.  If Contractor and Technical Representative are unable to resolve such issue, such matter shall be resolved in accordance with the provisions of Article 23 hereof; provided, however, that Contractor shall perform such cure without delay pending resolution of such dispute, subject to compensation or other adjustment, if any, as may be determined in accordance with Article 23 hereof.

17	WARRANTIES

17.1 Basic Warranties.  Contractor warrants to the Owner that:

(a)           Contractor shall extend its Professional Efforts to provide Deliverables that conform to the Specifications.

(b)           Contractor shall perform all of the Work pursuant to this Contract using its Professional Efforts consistent with the Specifications.

(c)           Contractor will keep the Work free of all liens, security interests or encumbrances, other than those created or agreed to by the Owner.

(d)           As used herein “Professional Efforts” shall mean performance in a proper workmanlike and careful manner, in accordance with the standards of quality and care typical within the industry at the time of performance for similar work.

17.2 Determination of Responsibility for Centrifuge Machines and Components.  The parties hereby acknowledge that, due to the nature of Centrifuge Machines designed by Owner and manufactured by Contractor pursuant to this Agreement, it may be difficult to ascertain the root cause of potential operational issues and the resultant impact of same on warranty obligations as specified in Section 17.1 hereof.  Accordingly, the Parties agree that the Repair or replacement of failed or defective Centrifuge Machines or components of a Centrifuge Machine shall be handled as follows:

(a) The Statement of Work includes Spares, which are intended to be used to replace failed or defective Centrifuge Machines.

(b) In the event of a failure of a Centrifuge Machines or component for any cause other than an Excluded Cause (see (c) below) during the warranty term for such Centrifuge Machine or component, Contractor shall promptly (but in no event later than (i) ten (10) days after receiving notice of such failure if such notice is provided prior to the delivery of the 11,500th Centrifuge Machine, (ii) sixty (60) days after receiving notice of such failure if such notice is provided subsequent to the delivery of the 11,500th Centrifuge Machine, and (iii) if notice of such failure is provided during or within one month after the occurrence of a Force Majeure event or a suspension of the Contract pursuant to Article 24 which adversely affects Contractor’s ability to replace the applicable Centrifuge Machine or component, as soon as reasonably practicable after such Force Majeure event has ended or the suspension of the Contract has been lifted) replace the Centrifuge Machine or component.  In the case of Centrifuge Machines, until such time as all Spares have been used to replace Centrifuge Machines, the use of a newly delivered Centrifuge Machine as a replacement for a failed or defective Centrifuge Machine shall be counted as one of the Spares.  In the case of defective components, the Contractor shall promptly replace the defective component(s) with additional components manufactured and delivered to ACP by Contractor.

(c) “Excluded Causes” shall mean (i) any failures that are the result of a Force Majeure; (ii) any failures that are caused by the failure of Owner to store or handle the Centrifuge Machines in accordance with the guidelines mutually agreed upon by Owner and Contractor and set forth in a written Memorandum of Understanding; (iii) changes or modifications to parts supplied by Contractor (other than mutually agreed items as defined in Article 17.4 below); or (iv) any failures that result from a design defect.

(d) To the extent, any Centrifuge Machines, components or spare parts are required to Repair or replace equipment not covered by warranty (including replacing Spares used to replace such machines), such additional Centrifuge Machines, components or spare parts shall be ordered by Owner and provided by Contractor in accordance with the terms of the LTSA and shall be governed exclusively by the terms of such LTSA.

(e) The cost of any replacement Centrifuge Machines, in excess of the Spares, or components or parts used to Repair or replace equipment covered by warranty, will be paid by Contractor and will not be included as Allowable Cost.

17.3 Investigations.  Owner, in its sole discretion, may decide whether to investigate the cause of any failures that occur to determine the cause of the failure and appropriate corrective actions to prevent future failures.  In the event that Owner decides to investigate a failure, Contractor shall participate and cooperate with Owner in performing any such investigation and shall provide any information and take any such other action as may be reasonably necessary or required, which are not inconsistent with the provisions of this Contract.  In the event Owner does not investigate a failure, Contractor may, at its own expense, investigate any failure provided it does not interfere with the construction, operation or maintenance of the ACP Facility.  In the event Contractor decides to investigate a failure, Owner shall cooperate with Contractor in performing any such investigation and shall provide such information, and take such other actions as may be reasonably necessary or required, which are not inconsistent with the provisions of this Contract and which do not involve the assumption of obligations by Owner.

17.4 Warranty Term and Remedy.

(a) The warranties applicable to Centrifuge Machines and components shall be effective until one (1) year after the date of the first introduction of UF6 gas into such Centrifuge Machine. Any replacement Centrifuge Machine or part shall be warranted for one (1) year after the date of the first introduction of UF6 gas into the Centrifuge Machine containing the replacement or the replacement Centrifuge Machine.  Notwithstanding the foregoing, in no event shall the warranty period for any Centrifuge Machine, component or replacement provided under this Contract extend past the date which is one year after the delivery of the last Centrifuge Machine required pursuant to the SOW of this Contract.

(b) For all other Deliverables, the warranties set forth herein shall be effective for a period of one (1) year beginning upon delivery at the Delivery Point.  Any Deliverable which does not conform with the warranty set forth herein, shall, within a reasonable period of time after notification to, or discovery by, Contractor of the defect, be Repaired, reworked, or replaced by Contractor.  If Contractor is unable to, or does not timely, perform such Repair, rework, or replacement then the Owner may accomplish the Repair, rework, or replacement and Contractor shall reimburse the Owner for the reasonable costs of same.

(c) Any Services which do not conform to the warranty obligations set forth herein shall be reperformed by Contractor at Contractor’s expense within a reasonable time from date of the notice to Contractor of the applicable deficiency.  For avoidance of doubt, such cost shall not be an Allowable Cost under the Contract.  If Contractor is unable to, or does not timely, reperform such Services then the Owner may accomplish the Repair, rework, or replacement and Contractor shall reimburse the Owner for the reasonable costs of same.

(d) It is recognized that ACP will operate 24/7, 365 days a year and that prompt Repairs of Centrifuge Machines must be made prior to being able to determine if the Repair work is under warranty.  Once Centrifuge Machines are installed, to the extent possible Repairs will be made without removing the Centrifuge Machine.  For Repair work that is performed on Centrifuge Machines in place after they have been installed, Contractor authorizes Owner to perform any required warranty work at Contractor’s expense provided, that the Repairs are performed in accordance with Repair procedures approved or mutually agreed to in writing by Contractor. Costs of such warranty work performed by Owner shall be reimbursed based on the fixed rates set forth in Exhibit I.  Contractor may observe any disassembly or Repair work performed by Owner which may be subject to Contractor’s warranty obligations.

(e) Contractor shall not, as a matter of course, perform work that requires its workers to obtain radiation worker training.  In the event that Contractor has warranty obligations with respect to contaminated components or Centrifuge Machines that have been removed from the process building, and is unable to perform such warranty work then at Contractor’s option:

(i) Contractor shall replace the Centrifuge Machine; or

(ii) Contractor shall authorize Owner to perform the required warranty work at Contractor’s expense in accordance with the provisions of Section 17.4(d) above.

(f) In the event that Owner is authorized to Repair a component or Centrifuge Machine pursuant to Section 17.4(d) or Section 17.4(e) Contractor agrees that that the warranty term applicable to such Repaired Centrifuge Machine, as stated elsewhere in this Article 17, remains in full force and effect.

(g) Recognizing that there are situations whereby Owner may desire to modify, retrofit and/or upgrade a Centrifuge Machine subsequent to delivery by Contractor and prior to the expiration of the warranty term applicable to such Centrifuge Machine, the following provisions shall apply:

(i) If Owner desires to modify, retrofit and/or upgrade a Centrifuge Machine to address an operational, performance or other issue during the applicable warranty term for such Centrifuge Machine (and such modifications, retrofits and/or upgrades are not subject to Contractor’s warranty obligations under this Contract), Contractor agrees that the component(s) delivered by Contractor to Owner for such modifications, retrofits and/or upgrades will be subject to the warranty provisions of this Article 17 and Owner agrees that, except as provided in Section 17.4(g)(ii) below any remaining warranty applicable to the other components of such Centrifuge Machine is no longer in force or effect and is void.

(ii) Notwithstanding the limitations and conditions set forth in this Section 17.4(g), the Parties agree that certain Centrifuge Machine components can be replaced by Owner during the term of the warranty provided for in this Section 17.4 without impacting the integrity of the Centrifuge Machine assembly or voiding the warranty obligations of Contractor.  As such, Owner may replace the following items without impacting the warranty term of a particular Centrifuge Machine, provided, that Owner only uses components provided by Contractor and Contractor has previously approved, in writing, the procedures to be used by Owner in making the replacement: the Machine Drive Unit (MDU), the Machine Instrument Package (MIP), diffusion pump and any other Centrifuge Machine components located outside of the casing of the Centrifuge Machine assembly that are mutually agreed upon by Owner and Contractor (Contractor not to unreasonably withhold any such agreement).

(iii) Any other modifications, retrofits, upgrades or other changes to an assembled Centrifuge Machine by Owner, not covered in Section 17.4(d), Section 17.4(e) or this Section 17.4(g), shall void the warranty applicable to such Centrifuge Machine and Contractor shall have no further warranty obligations with respect to such Centrifuge Machine under this Contract or otherwise, unless such actions are previously approved by Contractor in writing.

(h) If Contractor disputes responsibility for correction, Contractor shall nevertheless proceed in accordance with any reasonable written request issued by the Owner under this Article 17 to Repair, rework, or replace the Deliverable or reperform the Services, and Owner shall reimburse Contractor for the incremental costs incurred for such Repair, rework or replacement.  The costs reimbursed by Owner will be provisionally included as Allowable Costs until the dispute is resolved.  In the event it is later determined that the Deliverable or Services did not conform to the terms of the warranty herein, the Contract shall be equitably adjusted to reimburse Owner for such additional costs incurred by Owner with respect to such Repair, rework or replacement and upon such reimbursement such costs shall be deducted from Allowable Costs.  In rendering a determination of responsibility under this Article 17 the Parties agree that the basis for determining a Deliverable or Service to be non-conforming must be based on conclusive evidence (agreed to by Owner and Contactor) that the non-conformance is the responsibility of Contractor and that there were no other contributing factors involved in the failure or non-conformance of the Deliverable or Service.  The Parties agree to collaborate and exercise good faith in the objective evaluation and assessment of potential warranty issues for purposes of determining responsibility pursuant to this Article 17.

(i) In order for the applicable warranty remedy to apply, a written claim must be made by the Owner within ninety (90) days from the date the defect is detected by the Owner.  If such written claim is provided after the expiration date of the applicable warranty period, Owner must provide reasonable evidence that the defect was detected by the Owner prior to the expiration of the applicable warranty period.

17.5 Warranty Disclaimer and Exclusive Remedy for Breach of Warranty.

THE WARRANTIES AND REMEDIES FOR BREACH OF WARRANTY SET FORTH HEREIN ARE EXCLUSIVE, AND NO OTHER WARRANTIES OR REMEDIES FOR BREACH OF WARRANTY OF ANY KIND, WHETHER STATUTORY, WRITTEN, ORAL, EXPRESS, OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF INSTALLATION, PERFORMANCE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, SHALL APPLY.  THE SOLE LIABILITY OF CONTRACTOR AND THE EXCLUSIVE REMEDY OF THE OWNER WITH RESPECT TO ANY ALLEGED BREACH OF WARRANTY, WHETHER SUCH LIABILITY ARISES ON ACCOUNT OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, SHALL BE LIMITED TO THE REMEDIES SPECIFIED IN THIS ARTICLE 17.

17.6 Other Warranties.  In addition to the warranties provided herein, Contractor shall assign to the Owner all manufacturer’s warranties for equipment or items purchased by Contractor provided such equipment or items are Owner-funded and become the property of the Owner pursuant to the terms of this Contract.

17.7 Force Majeure.  Notwithstanding anything to the contrary herein, Force Majeure shall excuse Contractor’s failure to meet its warranty obligations hereunder.

18	LIMITATION OF LIABILITY

Notwithstanding any other provision of this Contract, except for liabilities under Article 35 (Confidentiality), neither Party (including subcontractors of Contractor or customers and other contractors of the Owner) shall be liable to the other Party whether arising under contract, tort (including negligence), strict liability, or otherwise, for any for loss of anticipated profits, loss of revenue by reason of plant or other facility shutdown, non-operation, claims of Owner’s customers, claims of Owner’s contractors (including subcontractors, vendors or suppliers) other than ACM, cost of money, loss of use of capital or revenue, or for any punitive, special, indirect, incidental or consequential loss or damage of any nature, arising at any time or from any cause whatsoever, including without limitation, third party claims or claims for damages to equipment or property caused by failures of other equipment or property.  Nothing herein shall be deemed to limit the liability of the DOE under the Price-Anderson Act, as amended, nuclear indemnity agreement extended to Contractor under Article 40.

19	TITLE AND RISK OF LOSS

19.1 Unless this Contract specifically provides otherwise, title and risk of loss to all Deliverables shall remain with the Contractor until, and shall pass to the Owner upon, delivery and acceptance of the Deliverables at the Delivery Point.  If Deliverables are to be delivered by common carrier, delivery shall be made F.O.B. Destination at the Delivery Point.  In the event that Owner requests delivery other than at the Delivery Point, the Contractor shall arrange for delivery of the Deliverables to the destination requested by the Owner at the Owner’s cost.  Rejected Deliverables shall be disposed of in accordance with Section 19.3(b).

19.2 Title to Work.  In the event of termination of this Contract, the Owner shall be deemed to acquire title to all Work performed by the Contractor hereunder at the Owner’s expense, upon the Owner’s payment therefore.

19.3 Contractor Risk of Loss.

(a) Notwithstanding the foregoing and prior to acceptance in accordance with Section 16.1 of the completed Deliverables by the Owner, Contractor shall bear the risk of loss of, or damage to, the Deliverables.

(b) Title to and risk of loss of defective Deliverables that are returned for replacement shall revert to the Contractor upon notice of the defect.  Contractor shall provide Owner with instructions on the disposition of the Deliverables within ninety (90) days of receiving Owner’s notice of the defect. If the Contractor fails to furnish timely disposition instructions, the Owner may dispose of the defective Deliverables for the Contractor’s account in a reasonable manner.

19.4 Disclaimer.  The fact that the Owner takes title to the Deliverable or to any equipment, Materials or thing under this Article 19, shall not be considered acceptance of such Deliverable, equipment, Material or thing nor limit or affect the Owner’s right to require correction or replacement of defective or nonconforming Deliverable, equipment, Material or thing or relieve the Contractor of any obligation under this Contract.

19.5 Security Interest.  Contractor hereby agrees to grant Owner a purchase money security interest in any Materials, equipment and other items purchased by the Contractor at the Owner’s expense and for which Owner has made any payment.  At the Owner’s request, Contractor agrees to execute a UCC-1 financing statement or any other documents or filings and any amendments or continuations to perfect the Owner’s security interest in such Materials, equipment and other items.

20	INDEMNIFICATION AND INSURANCE

20.1 Except with respect to (a) a Public Liability; (b) any other damage to or loss or impairment of the property, equipment, facilities or business (including the economic value of such property, equipment, facilities or business) of the Owner arising out of or resulting from, directly or indirectly, a Nuclear Incident in any way related to the manufacturing work and services being performed by Contractor under this Contract; and (c) any third party liabilities or claims referenced in Section 20.2, Contractor shall indemnify, save harmless and defend the Owner and its directors, officers, employees, contractors or agents from and against any and all liabilities, claims, penalties, forfeitures or suits (collectively, “Claims”) and the costs and expenses incident thereto (including cost of defense, settlement and reasonable attorneys’ fees) (collectively, “Costs”), which they or any of them may hereafter incur, become responsible for or pay out as a result of death or bodily injuries to any person, destruction or damage to any property, contamination of or adverse effects on the environment, or any violation of laws, regulations or orders, caused by or arising out of, in whole or in part, Contractor’s performance of, or failure to perform, under this Contract.  Notwithstanding the foregoing, the financial obligation of Contractor under this Article 20 shall be reduced to the extent such Claims or Costs arise from the negligence, strict liability or fault of the Owner, its directors, officers, employees, agents or contractors (other than Contractor or Contractor’s subcontractors or suppliers), which negligence, strict liability or fault shall be determined on a comparative negligence basis.  For clarity, the parties understand and agree that this indemnification, save harmless and defense obligation does not extend to any Claims by the Owner or its directors, officers, employees, agents or contractors for damage to or loss or impairment of the property equipment, facilities or business (including the economic value of such property, equipment, facilities or business) of the Owner or its directors, officers, employees, agents or contractors that result either directly or indirectly from a nuclear incident as that term is defined and understood in the AEA, regardless of whether the Claims are caused, in whole or in part, by the negligence, strict liability or other fault of Contractor and that the Owner hereby releases Contractor from and against any such Claims.

20.2 Owner shall defend indemnify, hold harmless and release the Contractor, its owners, and their respective directors, officers, employees, contractors and agents, for (a) third party liabilities for physical injury or death or damage to property to the extent caused by a defect in the design of the Centrifuge Machine furnished by or on behalf of Owner; (b) any claims of third parties for intellectual property infringement with respect to the design of the Centrifuge Machine furnished by or on behalf of Owner; (c) any claims arising from a Nuclear Incident other than Public Liability indemnified under the Price-Anderson Act, as amended or any claims covered by workman compensation or insurance carried by or required to be carried by the Contractor under this Article.

20.3 Required Insurance.  During the term hereof, Contractor shall maintain the following kinds and amounts of insurance to cover bodily injury (including death) and property damage suffered or (in the case of liability insurance) caused by Contractor or its employees, if any, in connection with the performance of the Work:

(a) Workers Compensation.  As required by applicable law.

(b) Employers Liability.  $1 million per occurrence.

(c) General Liability.  $1 million per occurrence for both bodily injury and property damage.

(d) Automobile Liability.  $1 million combined single limit.

(e) Excess Liability.  $10 million covering items (b), (c) and (d).

(f) “All risk” property insurance covering Contractor’s facilities and their contents, naming Owner and Contractor as loss payees as their interests may appear.

20.4 Workers Compensation for personnel seconded to Contractor will be provided by the employer of the personnel.

20.5 Contractor shall ensure that the insurance carrier provides the Owner thirty (30) days written notice prior to cancellation in coverage terms. Contractor shall provide written evidence of all liability policies required under this Article by providing Certificates of Insurance.  Contractor shall, upon award of this Contract and prior to the commencement of any work at or on a Owner Facility, provide the Owner with Certificates of Insurance for all liability policies required under this Article or a written certification that all required insurance has been obtained.  This certification shall apply to Contractor and all subcontractors working at or on an Owner Facility.  Contractor and its subcontractors shall maintain copies of all required certificates of insurance at the site of work when Work is being performed at or on an Owner Facility.

20.6 The Contractor shall insert the substance of this Article, in all subcontracts for the performance of Work (in whole or in part) where (a) the price to be paid under the subcontract is expected to exceed $100,000 (or, if an indefinite quantity type contract, purchases under the subcontract could exceed $100,000); or (b) the Work is to be performed at or on an Owner Facility.  Such provision shall require subcontractors to provide and maintain the insurances required above.

20.7 Contractor may purchase at its own expense such additional or other insurance protection as it may deem necessary.  Maintenance of the required insurance protection does not relieve Contractor of responsibility for any losses covered by the above required policies, nor entitle Contractor to reimbursement of insurance-related costs, except as specifically agreed by Owner.

21	CONTRACT MANAGEMENT

21.1 Owner’s Representative.  Unless otherwise stated in this Contract or otherwise specified in writing by the Owner, any action that may be taken by the Owner in this Contract may only be taken by the Owner’s Representative (such action shall bind the Owner unless it violates applicable law or governmental regulations).  In addition to the foregoing authority, the Owner’s Representative may also take any action expressly reserved for the Technical Representative (as described in Section 21.2), if any, and may override any decision of the Technical Representative.  All actions taken by the Owner’s Representative shall bind the Owner unless such actions violate applicable law or governmental regulations.  In such event, Contractor will not be obligated to comply with Owner’s Representative’s direction and will, within a reasonable period of time after discovery of the violation, provide corresponding notice to Owner.  The Owner’s Representative may replace the Technical Representative and shall provide written notice thereof to the Contractor.

21.2 Technical Representative.  The Technical Representative, if one is designated elsewhere in this Contract, shall be authorized to provide Technical Direction as defined in Section 21.3 relating to the performance of the Contractor’s obligations under this Contract.  All actions taken by the Technical Representative prior to his or her replacement hereunder shall bind the Owner unless such action violates applicable law or governmental regulations.  In such event, Contractor will not be obligated to comply with Technical Representative’s direction and will, within a reasonable period of time after discovery of the violation, provide corresponding notice to Owner.  If no Technical Representative is designated in this Contract, all actions shall be taken by the Owner’s Representative.

21.3 Technical Direction.

(a) The Contractor’s performance of this Contract shall be subject to the Technical Direction of the Technical Representative if one is so designated or the Owner’s Representative if a Technical Representative is not designated.  “Technical Direction” includes, without limitation:  (i) directions to the Contractor that shift work emphasis between work areas of this Contract, require pursuit of certain lines of inquiry, fill in details or otherwise serve to accomplish performance of this Contract; (ii) provision of written information to the Contractor that assists in the interpretation of Drawings, Specifications or technical portions of this Contract; and (iii) review and acceptance, on the Owner’s behalf, of anything required to be provided by the Contractor under this Contract; provided, however that none of the foregoing Technical Direction shall be deemed to alter the status of the Contractor as an independent contractor.

(b) All Technical Direction must be within the scope of this Contract and Technical Direction shall be issued in writing by the Technical Representative or the Owner’s Representative.  Any Technical Direction issued pursuant to this subsection (b) shall not result in any additional payment to the Contractor.  The Technical Representative does not have the authority to, and may not, issue any Technical Direction that:  (i) requires additional services outside of the scope of this Contract; (ii) alters the design or configuration of Centrifuge Machines or other Deliverables; (iii) alters any written performance schedule included in the Contract or agreed to by the Owner’s Representative; (iv) changes the terms of this Contract; or (v) interferes with the Contractor’s right to perform its obligations in accordance with this Contract.

(c) The Contractor shall proceed promptly to perform any Technical Direction issued by the Technical Representative in the manner prescribed by and within the Technical Representative’s authority.  If, in the opinion of the Contractor, any Technical Direction violates Section 21.3(b), the Contractor shall:  (i) notify the Owner’s Representative in writing promptly after receipt of any such Technical Direction; (ii) request in writing that the Owner modify this Contract accordingly; and (iii) unless otherwise directed by the Owner’s Representative, continue performance of this Contract without complying with the Technical Direction in question, pending a decision by the Owner.  Upon receiving any such notification from the Contractor, the Owner’s Representative shall:  (A) advise the Contractor in writing as soon as possible after receipt of the Contractor’s letter that the Technical Direction is within the scope of this Contract and does not constitute a change; or (B) advise the Contractor in writing within a reasonable time that the Owner shall modify this Contract in accordance with Article 22 (Contract Modifications).  Any disagreement between the Owner and the Contractor regarding the Owner’s Representative’s determination of whether a Technical Direction is within the scope of this Contract or whether, or in what amount, to allow for an equitable adjustment, shall be resolved in accordance with Article 23 (Dispute Resolution).

(d) Technical Representative.  The Owner’s Technical Representative, with overall responsibility for coordinating work under this Contract shall be appointed by Owner by providing notice to Contractor within ten (10) days of the Effective Date pursuant to Article 45.  The Owner may change the Technical Representative by providing notice pursuant to Article 45.

21.4 Operational Authority.

(a) Design Changes.  Owner shall retain technical authority over the design and configuration of the Centrifuge Machines.  Owner may, from time to time, determine to alter the design of the Centrifuge Machines to improve performance or to reduce production costs or for another reason.  Contractor shall have the right to submit, from time to time, to Owner suggested design changes that improve Centrifuge Machine manufacturability, improve performance or reliability or reduces manufacturing, operation or maintenance costs and Owner agrees to consider such design suggestions expeditiously and in good faith.

(b) Any design modification approved by Owner, shall be made by modification to this Contract as provided in Article 22.

(c) Contractor Approvals.  Owner agrees that Contractor shall have the right to make non-critical procedure changes and approve major and minor deviations as set forth in Statement of Work, Section 6.12.  Notwithstanding anything to the contrary, Contractor shall not have the authority to approve any matters that impact the safety basis of ACP’s NRC licenses or performance features.

22	CONTRACT MODIFICATIONS

22.1 The Target Cost shall only be increased or decreased in the event (a) the Owner issues a change in accordance with Section 22.2; or (b) any equitable adjustment is authorized under any other part of this Article 22 or any other Section of this Contract.  Equitable adjustments in the Ceiling Cost, or Target Cost, may be made only by written modification of the Contract mutually agreed to by the Parties.

22.2 Owner may at any time by written order and without advance notice or notice to any sureties, make unilateral changes within the general scope of this Contract with respect to any one or more of the following:  (a) design, quality requirements, Drawings or Specifications; (b) method of shipment or packing; (c) place of delivery; or (d) reasonable and achievable schedule or quantity changes.  If any such modification referenced in this Section 22.2 results in a change in the projected cost of, or the time required for, performance of this Contract, Owner shall make an equitable adjustment (including adjustments that decrease the costs) to the Target Cost, Ceiling Cost delivery schedule or other affected Contract terms; provided, that the Contractor has requested an equitable adjustment within thirty (30) days from receipt of the written order and prior to final payment under this Contract.  With respect to any change pursuant to this Section 22.2, Owner and Contractor shall (x) each analyze and assess the effect of such change promptly after the relevant data with respect to such change is reasonably available, and then (y) negotiate in good faith any equitable adjustment to the Target Cost, the Ceiling Cost, the delivery schedule, and such other affected terms of this Contract as may be appropriate.

22.3 Contractor shall also be entitled to an equitable adjustment to the Target Cost, Ceiling Cost and, if necessary, the delivery schedule or other terms of this Contract in the event of a change due to:  (a) Work commencing more than thirty (30) days after the Commencement Date; (b) any delays, additional costs, or other modification as a result of Lender action or requirements of Financing Agreements; or (c) any change in (i) laws, (ii) regulation, (iii) government regulations; or (iv) DOE or NRC guidelines, in each case which changes the requirements on the Contractor in the performance of the Contract.  Contractor and Owner shall negotiate in good faith the terms of any such change or equitable adjustment.

22.4 In the event Owner issues a directed change pursuant to Section 22.2 or in the event Contractor is entitled to an equitable adjustment to the Target Cost or Ceiling Cost due to a change under Section 22.3, then costs incurred as a result of such change (“Change Costs”):

(a) will be considered to be costs incurred directly for this Contract under Section 7 and shall be provisionally reimbursed as Allowable Costs provided the costs are otherwise allowable under Section 7; and

(b) until the Target Cost and Ceiling Cost are modified by written agreement to address the change, such Change Costs (i) shall not be considered Allowable Costs for purposes of calculating Incentive Fee under Section 8.3 or determining if the Ceiling Cost has been exceeded, and (ii) shall not be subject to any invoice limitations contained in Exhibit H.

22.5 Owner may also request Contractor to provide a proposal to Owner regarding a potential change.  The request shall be in writing with a description of the proposed change and a request for Contractor to analyze the impact of such proposed change on the cost, quantity, design, quality requirements and delivery schedule applicable to this Contract.  Contractor will respond in a timely manner to such request with at least a preliminary response being available to Owner within five (5) Business Days.  Further, Contractor at any time may request a change by providing a written request to Owner with a description of the proposed change and an analysis of the impact of such proposed change on the cost, quantity, design, quality requirements and delivery schedule applicable to this Contract and its proposal regarding the proposed change.  No such proposed change will become effective until issued in writing by Owner pursuant to Section 22.2 (if permissible under such section) or a written modification is executed by the Parties.

22.6 A dispute involving any equitable adjustment shall be resolved pursuant to Article 23 but, if the change is made pursuant to Section 22.2, not excuse the Contractor from performing the Contract, as modified.

22.7 In the event of a change under Section 22.2 or Section 22.3, in addition to requesting an equitable adjustment as provided in those sections, Contractor may submit a separate proposal to Owner to adjust the Fixed Fee or Incentive Fee amount or method of calculation.  Owner shall in good faith consider such proposal and in Owner’s sole discretion may agree, reject or make a counter proposal to Contractor’s proposal.  Any adjustment of the Fee or Incentive Fee amount or method of calculation shall be made only by written modification of the Contract mutually agreed to by the Parties.  Any actions, decisions or other matters related or arising under this Section 22.7 shall in no event be subject to Dispute Resolution under Article 23 and in no event shall either Party be entitled to any equitable adjustment or to make any claim in any forum related to any Party’s exercise of its rights or its discretion under this Section 22.7.

23	DISPUTE RESOLUTION

23.1           Mutual Agreement.  Any controversy or claim (a “Dispute”) between the Parties arising out of or relating to this Contract, or the breach, termination or validity hereof that is not resolved by mutual agreement shall be decided by Owner’s Representative within ten (10) Business Days of the date either Party shall refer such dispute to the Owner’s Representative.  Owner’s Representative shall, in writing, notify the Contractor of its final decision (“Final Decision”) and designate such notice as the “Final Decision Notice.”  In the event the Contractor disagrees with the Owner’s Representative’s Final Decision, the Contractor shall notify the Owner’s Representative of its disagreement within thirty (30) days after receipt of the Final Decision Notice; otherwise, the Final Decision shall be final and no action shall lie against the Owner arising out of said Dispute.

23.2           Elevation of Discussions.  In the event the Contractor notifies the Owner’s Representative of its disagreement with the Final Decision within the time period in Section 23.1, the Contractor may elevate the Dispute to members of the senior management of each of the Parties.  If the senior management of the Parties is unable to resolve the Dispute within ten (10) Business Days (the “Senior Management Review Period”) after referral thereto the Final Decision by Owner’s Representative shall be final subject to Section 23.3.  By mutual agreement in writing the Parties may extend the Senior Management Review Period and/or agree to utilize mediation or other alternative dispute resolution.

23.3           Referral to Arbitration.  In the event Contractor notifies Owner’s Representative within ten (10) days of the end of the Senior Management Review period of its disagreement then the Dispute shall be finally settled by binding arbitration in accordance with the American Arbitration Association Rules (the “Rules”) as in effect on the Effective Date of this Contract, as modified by this Section, and by three arbitrators appointed in accordance with the Rules; provided that such arbitrators shall have at least ten (10) years of experience in construction or manufacturing litigation and shall have no affiliation with either of the Parties or their affiliates during the previous five (5) years (other than acting as an arbitrator or mediator).  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §1 et seq., and shall be held at a neutral site in Washington D.C.

23.4           Hearings and Award.  To the extent feasible (as determined by the arbitrators), all hearings shall be held within ninety (90) days following the appointment of the arbitrators.  At a time designated by the arbitrators, each Party shall simultaneously submit to the arbitrators and exchange with the other Party its final proposal for damages and/or any other applicable remedy.  In no event shall the arbitrators award damages inconsistent with any of the terms and conditions of this Contract.  Absent (a) a determination by the arbitrators that extraordinary circumstances require additional time; or (b) agreement of the Parties, the arbitrators shall issue the final award no later than thirty (30) days after completion of the hearings.  Judgment on any award may be entered in any court having jurisdiction thereof.

23.5           Confidentiality.  The fact that either Party has invoked the provisions of this Article, and the proceedings of, and award resulting from, an arbitration hereunder shall be considered to be confidential information subject to the confidentiality provisions of this Contract.

23.6           Arbitration Award Binding Upon Successors.  This agreement to arbitrate and any award made hereunder shall be binding upon the successors and assigns and any trustee or receiver of each Party.

24	TERMINATION AND SUSPENSION OF THIS CONTRACT

24.1 Termination or Suspension.  The Owner may terminate this Contract, in whole or in part, (a) subject to Section 24.5 at the Owner’s convenience, upon 10 days written notice to Contractor; or (b) if Contractor Defaults and, fails to cure such Default within thirty (30) days (unless extended in writing by the Owner) after receiving written notice from the Owner’s Representative specifying the Default.  The Owner may suspend this Contract, in whole or in part, at the Owner’s convenience with five (5) days advance notice.

24.2 The Contractor may terminate this Contract if Owner Defaults provided that Owner has not cured such Default within the applicable cure period, if one is provided, or if none is provided, within thirty (30) days (unless extended in writing by Contractor) after written notice of the breach from the Contractor.

24.3 Definition of Default.  “Default” includes:  (a) either Party is adjudged bankrupt or insolvent; (b) either Party makes a general assignment for the benefit of its creditors; (c) a trustee or receiver is appointed for either Party or any of its property; (d) either Party files a cure petition to take advantage of any debtor’s act or to reorganize under the bankruptcy or similar laws; (e) provided that Owner is in compliance with the payment terms of this Contract, Contractor fails to make prompt payments to subcontractors or suppliers for labor, materials or equipment except to the extent of any dispute between Contractor and such subcontractor or supplier being pursued by Contractor in good faith; (f) except to the extent caused by Force Majeure, Contractor fails to make progress in the Work so as to endanger performance of this Contract; (g) either Party breaches any material warranty or representation made under this Contract and fails to remedy same in accordance with the terms of this Contract; (h) Owner fails to make a timely payment of amounts owed and due to be paid to Contractor (other than amounts subject to dispute under Article 23) and Owner fails to cure such breach within thirty (30) days after written notice of such breach from Contractor; or (i) either Party breaches any other term of this Contract and such breach has or could reasonably have a material adverse effect on the performance of this Contract.  Force Majeure shall excuse a Default by Contractor under item (f) or (i) above if the Party claiming Force Majeure gives notice to the other Party’s Representative promptly of the effect of such Force Majeure on performance of this Contract and the likely duration thereof, if reasonably known, and keeps the other Party’s Representative informed of any changes in such circumstances, including when such Force Majeure ends; provided, the Party claiming Force Majeure uses all reasonable efforts to continue to perform this Contract, to remedy the circumstances constituting the Force Majeure and to mitigate the adverse effects of such Force Majeure on performance of this Contract.  “Force Majeure” means (x) a Fundamental Failure; or (y) an unforeseeable occurrence beyond the reasonable control of Contractor and without its fault or negligence such as acts of God or the public enemy, acts of the U.S. Government in its sovereign capacity, fires, floods, earthquakes, epidemics, quarantine restrictions, strikes, unforeseeable delays of common carriers and unusually severe weather.

24.4 Contractor’s Obligations Upon Termination or Suspension.

(a) Upon receipt of the Owner’s notice of termination or suspension of this Contract, in whole or in part, Contractor shall (i) cease work on the terminated or suspended portions of this Contract as directed in such notice, and shall not incur  additional obligations in connection with the terminated or suspended portions of this Contract, until, in the event of suspension, the Owner’s Representative notifies Contractor that the suspension has been lifted and that Contractor may resume work; (ii) continue to perform those portions of this Contract that are not terminated or suspended; (iii) terminate and/or assign to the Owner or to an affiliate (if so directed by the Owner’s Representative), contractor or a supplier of the Owner (at the Owner’s discretion) all of Contractor’s right, title and interest in subcontracts and purchase orders relating to the terminated or suspended portion of this Contract; (iv) take actions necessary to protect, preserve all Work and Deliverables and all materials and information (regardless of form) acquired or produced for performance of this Contract; (v) (in the case of a termination of this Contract) promptly, following payment in full to Contractor of all amounts due hereunder, transfer title to and possession of all Work and information (regardless of form) acquired or produced for performance of this Contract to the Owner or an affiliate, contractor or a supplier of the Owner (as determined by the Owner’s Representative); and (vi) in the case of termination for convenience under subsection (a)(i) above, provide supporting cost data as requested by the Owner and permit Owner’s auditor access to all records within Contractor’s custody or control (other than with respect to fixed fee on lump sum aspects of this Contract) and shall use its commercially reasonable efforts to allow such auditor access to its subcontractor’s records to verify such cost data in order to facilitate the determination of the appropriate compensation due to Contractor, all in accordance with and subject to the limitations set forth in Section 7.2.

(b) In the case of a termination of this Contract, Contractor shall also take all other actions reasonably necessary to enable the Owner or an affiliate, contractor or supplier of the Owner (as determined by the Owner’s Representative) to complete performance of this Contract or, if requested by the Owner’s Representative, sell any Work, or equipment related to this Contract to which the Owner has title, and pay the proceeds of such sale (less reasonable sales expenses) to the Owner.  All such activities shall be at the Owner’s expense.

24.5 The Owner’s Obligations Upon Termination or Suspension.  Upon the Owner’s termination of this Contract, the Owner shall pay Contractor all incurred costs (including costs Contractor is obligated to pay as a result of such termination such as costs incurred as a result of compliance with the WARN Act or other legal and regulatory requirements) plus the portion of the Fixed Fee for the period until the termination date plus the pro rata Incentive Fee based on the Earned Value as of the date of the termination notice.  If the Contract is terminated for Default, Contractor shall be responsible for all costs incurred by Owner as a result of such Default including, but not limited to, (a) costs to reprocure the remaining Centrifuge Machines and Spares, and (b) increased costs for performance of the remaining Work under the Contract. Owner shall have the right to offset any amounts owed by Contractor to Owner against any amounts owed to the Contractor and an overage shall be repaid by Contractor within thirty (30) days of receipt of notice of such amount, including appropriate supporting documentation.  In the event the Contract is suspended, such suspension shall be considered a change and subject to an equitable adjustment as provided in Article 22 (Contract Modifications).  For the avoidance of doubt, other than to the extent set forth in the Guaranty of even date herewith provided by The Babcock & Wilcox Company to Owner, no member, shareholder or owner of Contractor shall have any liability to Owner for any costs related to any termination of this Contract irrespective of the reason for such termination.

24.6 Other Remedies.  Nothing in this Article 24 shall be deemed to limit any other remedy that either Party may have under this Contract or applicable law in the event of termination or suspension of the Contract.

25	APPLICABLE LAW

This Contract shall be governed by the laws of the laws of the State of New York.  In no event shall the U.N. Convention on the International Sale of Goods apply to this Contract.

26	COMPLIANCE WITH LAWS

26.1 The Contractor shall comply with all applicable federal, state and local laws, rules, regulations, orders, codes and standards in performing this Contract.  The cost of such compliance shall be an Allowable Cost.

26.2 The Contractor shall provide to the Owner with each delivery any Material Safety Data Sheet applicable to the Work in conformance with and containing such information as required by the Occupational Safety and Health Act of 1970 and regulations promulgated thereunder, or its state approved counterpart.

27	FURNISHED PROPERTY

27.1 The Owner (either directly or through an affiliate) may provide to the Contractor property owned or controlled by the Owner (or an affiliate of Owner) (“Furnished Property”).  Furnished Property shall be used only for the performance of the Work unless Owner shall consent in writing to such other use.

27.2 Title to Furnished Property shall not pass to Contractor.  Other than with respect of Furnished Property acquired for a price of less than $5,000 per unit, the Owner shall clearly mark (if not so marked) all Furnished Property to show that it is Furnished Property.  The Contractor, as part of the Work, shall (a) provide approved storage facilities for Furnished Property; and (b) unload, provide receipts for, and store all such Furnished Property.  If such items are already in storage, the Contractor shall take custody of them when directed by the Owner or its designee.  The Contractor shall check, account and care for, and protect such items in accordance with good commercial practice and in the same manner as if such items were to be furnished by the Contractor under this Contract.

27.3 Except for reasonable wear and tear or expected consumption of the Furnished Property in the performance of the Work, the Contractor shall be responsible for, and shall promptly notify the Owner of, any loss or destruction of, or damage to, Furnished Property.  The Contractor shall be liable for the loss or destruction of, or damage to, Furnished Property and for expenses incidental to such loss, destruction or damage or replacement or Repair of such property.

27.4 At the Owner’s Representative’s request and/or upon completion or term of this Contract, other than with respect of Furnished Property acquired for a price of less than $5,000 per unit, the Contractor shall submit in a form acceptable to the Owner’s Representative, inventory lists of Furnished Property and shall deliver or make such other disposal of Furnished Property as may be directed by the Owner’s Representative.

28	NON WAIVER OR DEFAULT

Any failure by either Party at any time, or from time to time, to enforce or require the strict keeping and performance of any of the terms or conditions of this Contract (unless pursuant to a written waiver) shall not constitute a waiver of such terms or conditions and shall not affect or impair such terms or conditions in any way nor the right of such Party at any time to avail itself of such remedies as it may have for any breach or breaches of such terms or conditions.

29	SURVIVAL

Upon expiration or termination (for any reason) of this Contract, all provisions of this Contract dealing with conflicts of interest, intellectual property, confidentiality, proprietary data and ownership rights, as well as the provisions of the Articles entitled “Contractor and Owner Representations,” “Allowable Cost,” “Limitation of Liability,” “Preexisting Conditions,” “Indemnification,” “Price-Anderson Indemnification,” “Waiver for Claims Due to Nuclear Incidents” and any other provision of this Contract that expressly states that it will survive expiration or termination hereof, shall survive and remain binding upon the Parties hereto and upon their successors and assigns.

30	HEADINGS

The headings and subheadings of the Articles and Sections contained in this Contract are inserted for convenience only and shall not affect the meaning or interpretation of this Contract or any provision hereof.

31	CONTRACTOR STATUS

31.1 The Contractor is an independent contractor.

31.2 Nothing herein contained or implied shall at any time be so construed as to create the relationship of employer and employee, partnership, principal and agent, or joint venture between the Owner and Contractor or its subcontractors or between the Owner and any of Contractor’s personnel or its subcontractor’s personnel.  The Owner shall not have any obligation under local, state or federal laws regarding pay, benefits, taxes or other labor matters relating to personnel of Contractor or its subcontractors and the total commitment and liability of the Owner in regard to payment for Work is to pay for Work performed, pursuant to the payment provisions of this Contract.  Neither Party has any authority whatsoever, express or implied, to assume or create any obligation on behalf of or in the name of, the other Party with respect to third parties.

31.3 Without limiting (a) the Owner’s right to provide Technical Direction as set forth in the Article 21 (Contract Management); or (b) any requirement in this Contract regarding subcontractors and consultants, the Owner shall have no right to control or direct the details, means or methods by which the Contractor performs this Contract.

32	THIRD PARTY BENEFICIARIES

Except as provided in Articles 38 and 40, nothing in this Contract shall be interpreted as creating any right of enforcement of any provision herein by any person or entity that is not a Party to this Contract.

33	SEVERABILITY

If any provision of this Contract is held invalid by a court of competent jurisdiction, such provision shall be severed from this Contract and, to the extent possible, this Contract shall continue without effect to the remaining provisions.

34	PRECEDENCE

Except as otherwise provided herein, any inconsistencies in this Contract shall be resolved in accordance with the following descending order of precedence:  (a) the terms and conditions herein (i.e., Articles 1 through 51), (b) the Statement of Work, (c) the Exhibits, (d) the Specifications and (e) the Drawings.

35	CONFIDENTIALITY

35.1 Any Proprietary Information exchanged between the Parties during the performance of this Contract, including the terms of the Contract itself, shall be kept confidential and protected in accordance with this Article 35.

35.2 “Proprietary Information” of a Party means all information disclosed by the Party or any person acting on behalf of the Party (including contractors of the Party) to the other Party (“Recipient”) except Proprietary Information of a Party does not include information that Recipient establishes by substantial evidence:  (a) is or has become generally available to the public other than by a disclosure by Recipient; (b) was possessed by Recipient prior to its acquisition hereunder as evidenced by pre-existing, written records; (c) is hereafter received by Recipient from a third party who has the right to disclose such information to the Recipient without any restrictions and without a breach of an obligation of confidentiality; or (d) has been independently developed by Recipient or by Recipient’s employees or third parties that have not had access to the Proprietary Information in the possession of Recipient.

35.3 Each Recipient shall not:  (a) use the disclosing Party’s Proprietary Information for any purpose other than to perform the Contract; or (b) except as provided in this Contract, disclose, provide access to, release or disseminate, by any means the disclosing Party’s Proprietary Information to any person or entity without the prior written consent of the disclosing Party except to those of Recipient’s employees, employees of any agent, parent, affiliate or subsidiary,  professional advisors (for example, lawyers, bankers, financial consultants, and accountants), or creditors or guarantors who (i) have a bona fide need to know the Proprietary Information; (ii) are advised of the proprietary nature of the information; and (iii) except where such creditors or guarantors are U.S. government agencies, are bound, through a written agreement, to the terms of this Contract or by a legally enforceable code of professional responsibility to protect the confidentiality of the Proprietary Information.

35.4 Each Recipient shall use reasonable efforts to protect the disclosing Party’s Proprietary Information from any use or disclosure that is not permitted by this Contract, but in no event shall those efforts be less than the efforts employed by the Recipient (including, without limitation, the adoption of security procedures and physical security measures) to protect its own proprietary information of a similar nature.

35.5 Contractor understands that it may be necessary for the Owner to provide information, including this Contract, information under this Contract and other information protected under this Article 35 to the U.S. Government, Lenders, prospective investors and other person in connection with and solely for the purpose of obtaining financing and funds for the ACP Facility. Contractor agrees and consents to such disclosure of information provided such persons have agreed to protect the confidentiality of the information or are under statutory or legally enforceable code of professional responsibility to protect such information.  In any case where additional disclosure of terms of this Contract are sought by a Party, permission to do so shall not be unreasonably withheld provided the prospective recipients have agreed to protect the confidentiality of the information or are under statutory or legally enforceable code of professional responsibility to protect such information.

36	INTELLECTUAL PROPERTY

36.1 All inventions; discoveries; improvements; documents; drawings, including the Drawings, if applicable; designs; specifications, including the Specifications, if applicable; notebooks; tracings; photographs; negatives; reports; findings; recommendations; data and memoranda of every description, including material maintained in any form or medium, concepts, ideas, methods, methodologies, procedures, processes, know-how and techniques (including without limitation, function, process, system and data models); templates; the generalized features of the structure, sequence and organization of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation or systems (whether or not patentable, or copyrightable that are conceived or first actually reduced to practice or first prepared by Contractor, its personnel or its subcontractor(s), in the performance of the Work related to design of centrifuge components or the Deliverables (collectively, “Contractor Developed Design Technology”) shall be the property of the Owner and treated by Contractor and its subcontractor as confidential Owner’s Proprietary Information.  Unless directed by the Owner otherwise, Contractor may maintain a reasonable number of copies of Contractor Developed Design Technology for archival purposes only.  All retained copies shall be marked as confidential and protected from disclosure to third persons in accordance with the provisions of Article 35 (Confidentiality) for so long as Contractor retains such copies.  Owner acknowledges that Contractor intends to perform work at the Oak Ridge Facility other than the Work defined herein.  Such work shall be on a non-interference basis and Contractor may utilize Contractor Developed Manufacturing Technology.  The Owner shall acquire all of Contractor’s right, title and interest in and to all Contractor Developed Design Technology by written assignment or as a work for hire.  Contractor hereby assigns all its right, title and interest in such Contractor Developed Design Technology to the Owner, and Contractor shall execute any documents and otherwise assist in obtaining, maintaining, or enforcing the Owner’s intellectual property rights in and to Contractor’s Developed Design Technology, as the Owner may reasonably require to preserve the Owner’s rights therein.  No additional compensation shall be paid to Contractor for, or as result of, providing such assistance.  To the extent Contractor Background Technology is incorporated into Contractor Developed Design Technology, Contractor hereby grants to the Owner a fully-paid, world-wide, non-exclusive, irrevocable, transferable, perpetual license to make, have made, use, sell, offer to sell, reproduce, prepare derivative works, perform and/or display publicly, and sublicense  such Contractor Background Technology to the extent necessary for the Owner to exercise its rights of ownership in Contractor Developed Design Technology.  No additional compensation shall be paid to Contractor for, or as result of, such license.

36.2 All inventions; discoveries; improvements; documents; drawings, including the Drawings, if applicable; designs;, specifications, including the Specifications, if applicable; notebooks; tracings; photographs; negatives; reports; findings; recommendations; data and memoranda of every description, including material maintained in any form or medium, concepts, ideas, methods, methodologies, procedures, processes, know-how and techniques (including without limitation, function, process, system and data models); templates; the generalized features of the structure, sequence and organization of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation or systems (whether or not patentable, or copyrightable that are conceived or first actually reduced to practice or first prepared by Contractor, its personnel or its subcontractor(s), in the performance of the Work related to manufacturing of centrifuge components or the Deliverables (collectively, “Contractor Developed Manufacturing Technology”) shall be the property of the Contractor.  Other than as provided in Section 36.6, nothing in this agreement shall be construed as expressly or implicitly granting a license to Owner of any Contractor Developed Manufacturing Technology, including without limitation intellectual property rights, except for the limited purpose of acceptance and use of Deliverables under this Contract.

36.3 The Owner acknowledges that Contractor may have created, acquired or otherwise have rights in (and may, in connection with the performance of the Work, employ, provide, modify, acquire or otherwise obtain rights in) various inventions; discoveries; improvements; data; concepts; ideas; methods; methodologies; procedures; processes; know-how and techniques (including without limitation, function, process, system and data models); templates; the generalized features of the structure, sequence and organization of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation or systems (collectively, the “Contractor Background Technology”).  Contractor Background Technology shall not include any Deliverable.

36.4 Even if used in connection with the performance of the Work, Contractor Background Technology shall remain the property of Contractor and the Owner shall acquire no right or interest in such property, except for the license provided in Sections 36.1 and 36.6.  Similarly, property of the Owner (including, without limitation, the Owner Technology (as defined below) and any equipment, material, hardware and software of the Owner) shall remain the property of the Owner and Contractor shall acquire no right or interest in such property except as provided in Section 36.7.

36.5 The term “Owner Technology” means all inventions; discoveries; improvements; documents; drawings (including the Drawings); designs; specifications (including the Specifications); notebooks; tracings; photographs; negatives; reports; findings; recommendations; data and memoranda of every description, including material maintained in any form or medium; concepts; ideas; methods; methodologies; procedures; processes; know-how and techniques (including without limitation, function, process, system and data models); templates; the generalized features of the structure, sequence and organization of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation or systems (whether or not patentable, or copyrightable) owned by, or licensed to the Owner or to which the Owner otherwise has rights to use or possess.  Nothing in this agreement shall be construed as expressly or implicitly granting a license to Contractor of any Owner Technology, including without limitation intellectual property rights, except for the limited purpose of performing its Work under this Contract.

36.6 To the extent Contractor Developed Manufacturing Technology or Contractor Background Technology is incorporated into the Deliverables or can be useful for the Owner’s objectives of manufacturing centrifuges, Contractor hereby grants to the Owner a fully-paid, world-wide, non-exclusive, irrevocable, transferable, perpetual license to make, have made, use, reproduce, prepare derivative works, perform and/or display publicly, and sublicense  such Contractor Developed Technology or Contractor Background Technology to the extent necessary for the Owner to exercise its rights to make the Deliverables.  No additional compensation shall be paid to Contractor for, or as result of, such license.

36.7 The Owner will provide the Contractor with the necessary licenses for the use of the design and other intellectual property held, or to be held, by the Owner regarding the design of the Centrifuge Machines that is required by the Contractor to perform its obligations under this Contract.  The Owner has the right to modify the design of the Centrifuge Machines to be delivered under this Contract from time to time and such modifications will be addressed through the Contract modification process under Article 22.

37	SECURITY OF CLASSIFIED INFORMATION AND CONTROLLED AREAS

37.1 Classified Information Access.

(a) “Classified Information” means any information or material, regardless of its physical form or characteristics, that has been determined pursuant to Executive Order 12356 or prior Executive Orders to require protection against unauthorized disclosure, and which is so designated; and all data concerning design, manufacture or utilization of atomic weapons, the production of special nuclear material, or the use of special nuclear material in the production of energy, but shall not include the data declassified or removed from the Restricted Data category pursuant to Section 142 of the AEA unless protected under Section 142d of the AEA.

(b) Security Clearance.  The Parties recognize that the DOE or the NRC may determine security classifications and issue security clearances required for performance of all or part of this Contract.  Contractor shall follow the applicable rules and procedures of DOE, NRC and other responsible governmental authorities regarding access to and safeguarding of Classified Information, security clearances and other security matters, including the requirements of DOE Acquisition Regulations (the “DEAR”) (see 48 C.F.R. Chapter 9) 952.204-2, Security, DEAR 952.204-70 Classification/Declassification, 10 C.F.R. 95, and the procedures with respect to Foreign Ownership Control and Interest (“FOCI”) in DEAR 904.7000 et seq. and DEAR 952.204-73, Facility Clearance. Contractor shall not permit any individual to have access to any level or category of classified information, except in accordance with applicable laws and procedures.  Contractor shall not be granted access to any classified information until the Owner has notified Contractor that such access has been approved by a DOE FOCI determination.

37.2 Site Access.  Certain facilities furnished by Owner (or an affiliate of Owner) and the ACP Facility (the “Owner’s Facilities”) are each enclosed by a perimeter fence establishing a controlled area.  At the time of initial entrance to the site, Contractor’s employees shall report to the applicable badge office for security processing.  Processing of Contractor’s employees will be done without charge to Contractor.  All Contractor employees performing hereunder must be United States citizens.  If naturalized, proper evidence must be furnished.  All employees must have picture identification with them upon arrival at the applicable badge office.  Unless informed by the Owner’s Representative of a different procedure, Contractor shall ensure that, once issued, badges are worn by Contractor’s employees at all times while on site.  The continued presence of Contractor’s employees on-site is subject to review by the Owner, DOE and/or other Owner or DOE contractors based upon a check of appropriate records of law enforcement agencies.

37.3 Technology Transfer Controls.  Even if not classified, information related to enrichment, an enrichment facility or a component of an enrichment facility, are subject to U.S. Government restrictions on technology transfers, including, but not limited to, those found in 10 C.F.R. Parts 110, 810, or 1017 or 15 C.F.R. Part 779.  Accordingly, Contractor shall not disclose such information in any manner inconsistent with any such U.S. Government restriction.  Further, Contractor shall not use, nor permit any subcontractor to use, any non-U.S. national or non-U.S. owned entity in connection with (a) delivery to, or work at, a controlled area; or (b) Work involving information, Work or goods that are subject to U.S. government control, without first ensuring that such activities fully comply with all applicable restrictions.

37.4 Foreign Nationals.  Foreign nationals are not permitted to perform work at Owner’s Facilities without prior written permission from the Owner.  Written requests for use of foreign nationals must be submitted to the Owner’s Representative at least ten (10) weeks prior to their anticipated work date.  Failure of the Owner’s Representative to approve the use of a foreign national shall not constitute excusable delay nor entitle Contractor to an increase in the Contract Price.

37.5 Export Controlled Information.

(a) Definition.  “Export Controlled Information” or “ECI” means all information and contract documents (purchase orders, Drawings, Specifications, etc.) furnished by the Owner to be used in connection with proposal/offer preparation or performance under a contract, which are identified as ECI.  The ECI identification will be determined by an appropriate ECI review authority as specified by the DOE Office Export Control Policy and Owner (NA-242).

(b) Oral or Visual Disclosure.  A Party that discloses Export Controlled Information orally or visually shall identify it as Export Controlled Information at the time of disclosure.

(c) Marking.  All tangible objects, such as Drawings, reports, programs or documents, which constitute and/or contains or may contain Export Controlled Information shall be marked “Export Controlled information” or “Information Contained Within May Contain Export Controlled Information” or such other markings as required or permitted by DOE guidance.  Markings inadvertently omitted from Export Controlled Information when disclosed to a recipient shall be applied by such recipient promptly when requested by the disclosing Party, and such Export Controlled Information shall thereafter continue to be treated as provided by this Contract.

(d) Export Controlled Information shall be protected in accordance with the DOE guidelines on Export Control and Nonproliferation and with U.S. Government export control laws and regulations.  Each recipient shall not disclose the information to suppliers or contractors who are not U.S. owned and managed or to employees who are not U.S. Citizens, except in accordance with the DOE Guidelines on Export Control and Nonproliferation, and with U.S. Government export control laws and regulations.  This restriction applies to written and oral guidance concerning performance, which may be provided by the Owner technical representatives.

(e) Unless specifically and expressly approved in writing by the Owner, Contractor shall not disclose any ECI or information that may contain ECI provided or furnished by the Owner for any purpose to any individual who is not a U.S. citizen or to any non-U.S. person or entity (including any non-U.S. employee, supplier or contractor).  For purposes of this Article 37, a person or entity is considered to be non-U.S. if it is incorporated, organized or created under the laws of a foreign country, or is foreign owned, controlled or influenced as defined in applicable regulations and guidelines.  This restriction applies to written and oral information and guidance which may be provided by the Owner and applies to any information provided by any contractor, or subcontractor to the Owner or any other person acting on behalf of the Owner.  Prior to disclosing any ECI to any person, Contractor shall include this Article 37 in a contract or agreement with the recipient.

37.6 Unclassified Controlled Nuclear Information.

The Specifications/Drawings/Statement of Work referenced in this Contract and attached hereto contains UCNI.  Only authorized individuals can have access to UCNI documents.  An authorized individual is someone working for or with the United States government, the Owner, or its contractors requiring access to specific UCNI in the performance of official duties.  The information shall be controlled and handled according to the instructions set forth below:

(a) Handle UCNI material in such a way it will not be available to anyone to whom you are not deliberately transmitting it.  An authorized individual shall maintain control over all UCNI to prevent unauthorized access.  Physical control shall be maintained over documents in use to prevent unauthorized disclosure.  In a controlled or guarded area, unlocked files, desks, or similar containers are adequate protection.  In an uncontrolled or unguarded area, a locked drawer or desk, a locked repository or a locked room is adequate.

(b) UCNI may be transmitted to a person who needs to know the information to do his/her job and is an employee of the Contractor.  Refer to the DOE Manual 471.1-1 for criteria/authorization on dissemination of UCNI to a wider audience.

(c) When transmitting UCNI, alert the recipient to the fact the transmission includes UCNI.  The sensitive content of the information shall also be documented by the inclusion of markings on documentation and inclusion of an UCNI cover sheet.  Documents shall be packaged to prevent disclosure or presence of UCNI.  The information should be appropriately marked UCNI within the package or envelope.  The outside of the package or envelope shall be marked TO BE OPENED BY ADDRESSEE ONLY.  UCNI shall be transmitted by U.S. Mail (U.S. First class, Express, certified or registered mail) or other commercial carrier who can provide tracking of packages.  Refer to DOE Manual 471.1 or 10 C.F.R. Part 1017 for additional criteria.

(d) When the Specifications, Drawings, and/or Statement of Work are no longer required by the Contractor, destroy it in a manner that will assure sufficient complete destruction to prevent its retrieval.  Refer to DOE Manual 471.1 or 10 C.F.R. 1017 for additional criteria.

(e) This Section 37.6 shall be included in all subcontracts for performance of work under the Contract that require use of the above referenced Specifications, Drawings, and/or Statement of Work.

38	WAIVER FOR CLAIMS DUE TO NUCLEAR INCIDENTS

Certain of the Owner’s contracts with its customers require the Owner to seek from its suppliers a waiver of any claim against the Owner’s customers for loss, damage or loss of use of, property resulting from a nuclear incident (as defined in Section 11 of the AEA) at the Owner’s Facilities.  To the extent necessary for Owner’s compliance with the foregoing requirement, Contractor hereby waives any such claims it may now or hereafter have against any and all of the Owner’s customers (but not against the Owner) resulting from a nuclear incident at the Owner’s Facilities to the extent such customers have also waived such claims against Contractor.  Contractor shall include this Article 38 in any subcontract entered into by Contractor in connection with this Contract and shall require that this Article 38 be included in all lower tier subcontracts.

39	MISCELLANEOUS

39.1 This Contract shall inure to the benefit of the Parties and their respective successors and permitted assigns.

39.2 Except for the remedies set forth in Articles 11 and 17, the remedies provided to a Party under this Contract in the event of a Default or breach of this Contract are not exclusive.  The remedies set forth in Articles 11 and 17 with respect to delay damages and warranty claims, respectively, are exclusive.

39.3 Contractor shall avoid damaging existing buildings, equipment and vegetation on the Owner’s Facilities.  If Contractor’s negligent or intentional actions or omissions cause damage to any Owner property, Contractor shall replace or repair the damage at no expense to the Owner.

40	PRICE-ANDERSON INDEMNIFICATION

40.1 Authority.  This Article 40 is incorporated into this Contract pursuant to the Lease agreement (the “GCEP Lease”) between the Corporation and DOE and the sublease with ACO for the ACP.

40.2 Definitions.  The definitions set out in the AEA shall apply to this Article 40.

40.3 Financial Protection.  The Corporation shall obtain and maintain, at its expense, financial protection to cover Public Liability, as described in Section 40.4(b) in such amount and of such type as is commercially available at commercially reasonable rates, terms and conditions, provided that in the event the NRC grants a license for a uranium enrichment facility not located on federally-owned property, the amount is no more than the amount required by the NRC for the other facility.

40.4 Indemnification.  The following indemnification from the DOE is included in the GCEP Lease and is applicable to this Contract:

(a) To the extent that the Corporation and other persons indemnified are not compensated by any financial protection required by Section 40.3, the DOE will indemnify the Corporation and other persons indemnified up to the full amount authorized by Section 170 of the AEA against (i) claims for Public Liability as described in Section 40.4(b); and (ii) such legal costs of the Corporation and other persons indemnified as are approved by the DOE.  Nothing herein shall be deemed to require the Corporation to indemnify the Contractor or any other person or entity for any of the claims or costs described above.

(b) The Public Liability referred to in Section 40.4(a) is Public Liability as defined in the AEA which (i) arises out of or in connection with the activities under the GCEP Lease, including transportation; and (ii) arises out of or results from a nuclear incident or precautionary evacuation, as those terms are defined in the AEA.

40.5 Waiver of Defenses.

(a) In the event of a nuclear incident, as defined in the AEA, arising out of nuclear waste activities, as defined in the AEA, the Contractor, on behalf of itself and other persons indemnified, agrees to waive any issue or defense as to charitable or governmental immunity.

(b) In the event of an extraordinary nuclear occurrence which:

(i) arises out of, results from or occurs in the course of the construction, possession or operation of a production or utilization facility; or

(ii) arises out of, results from, or occurs in the course of transportation of source material, by-product material, or special nuclear material to or from a production or utilization facility; or

(iii) arises out of or results from the possession, operation, or use by the Contractor or a subcontractor of a device utilizing special nuclear material or by-product material, during the course of the GCEP Lease activity; or

(iv) arises out of, results from, or occurs in the course of nuclear waste activities, the Contractor, on behalf of itself and other persons indemnified, agrees to waive:

(A) Any issue or defense as to the conduct of the claimant (including the conduct of persons through whom the claimant derives its cause of action) or the fault of persons indemnified, including, but not limited to:

(1) Negligence;

(2) Contributory negligence;

(3) Assumption of risk; or

(4) Unforeseen intervening causes, whether involving the conduct of a third person or an act of God;

(B) Any issue or defense as to charitable or governmental immunity; and

(C) Any issue or defense based on any statute of limitations, if suit is instituted within three (3) years from the date on which the claimant first knew, or reasonably could have known, of his injury or damage and the cause thereof.  The waiver of any such issue or defense shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of action.  The waiver shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified.

(v) The term extraordinary nuclear occurrence means an event which the DOE has determined to be an extraordinary nuclear occurrence as defined in the AEA.  A determination of whether or not there has been an extraordinary nuclear occurrence will be made in accordance with the procedures in 10 C.F.R. Part 840; or

(vi) For the purposes of that determination, “offsite” as that term is used in 10 C.F.R. Part 840 means away from “the contract location” which phrase means any DOE facility, installation, or site at which activity under this GCEP Lease is being carried on, and any Corporation-owned or -controlled facility, installation, or site at which the Corporation is engaged in the performance of activity under this GCEP Lease.

(c) The waivers set forth above:

(i) Shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of action;

(ii) Shall be judicially enforceable in accordance with their terms by the claimant against the person indemnified;

(iii) Shall not preclude a defense based upon a failure to take reasonable steps to mitigate damages;

(iv) Shall not apply to injury or damage to a claimant or to a claimant’s property which is intentionally sustained by the claimant or which results from a nuclear incident intentionally and wrongfully caused by the claimant;

(v) Shall not apply to injury to a claimant who is employed at the site of and in connection with the activity where the nuclear incident or extraordinary nuclear occurrence takes place, if benefits therefore are either payable or required to be provided under any workmen’s compensation or occupation disease law;

(vi) Shall not apply to any claim resulting from a nuclear incident occurring outside the United States;

(vii) Shall be effective only with respect to those obligations set forth in this Article 40 and in insurance policies, contracts or other proof of financial protection; and

(viii) Shall not apply to, or prejudice the prosecution or defense of, any claim or portion of claim which is not within the protection afforded under (A) the limit of liability provisions under Subsection 170e. of the AEA, or (B) the terms of this Article 40 and the terms of insurance policies, contracts, or other proof of financial protection.

40.6 Notification and Litigation of Claims.  The Contractor shall give immediate written notice to the Corporation, Owner and the DOE of any known action or claim filed or made against the Contractor or other person indemnified for Public Liability as defined in Section 40.4(b).  Except as otherwise directed by the Corporation, Owner or the DOE, the Contractor shall furnish promptly to the Corporation, Owner and the DOE, copies of all pertinent papers received by the Contractor or filed with respect to such actions or claims.  The Corporation, Owner and the DOE shall have the right to, and may collaborate with, the Contractor and any other person indemnified in the settlement or defense of any action or claim and the DOE shall have the right to (a) require the prior approval of the DOE for the payment of any claim that the DOE may be required to indemnify hereunder; and (b) appear through the Attorney General of the United States on behalf of the Contractor or other person indemnified in any action brought upon any claim that the DOE may be required to indemnify hereunder, take charge of such action, and settle or defend any such action.  If the settlement or defense of any such action or claim is undertaken by the DOE, the Contractor or other person indemnified shall furnish all reasonable assistance in effecting a settlement or asserting a defense.

40.7 Continuity of the DOE’s Obligations.  The obligations of the DOE under this Article 40 shall not be affected by any failure on the part of the Corporation, or Owner to fulfill its obligation under this GCEP Lease and shall be unaffected by the death, disability, or termination of the existence of the Corporation or Owner, or by the completion, termination or expiration of the GCEP Lease.

40.8 Effect of Other Clauses.  The provisions of this Article 40 shall not be limited in any way by, and shall be interpreted without reference to, any other clause of the GCEP Lease or this Contract; provided, however, that this Article 40 shall be subject to any provisions that are or have been added to the GCEP Lease after its execution as required by applicable Federal law, including statutes, executive orders and regulations, to be included in Nuclear Hazards Indemnity Agreements.

40.9 Inclusion in Contracts.  This Article 40 shall not be applicable to this Contract if the Contractor is subject to NRC financial protection requirements under Section 170b. of the AEA or NRC agreements of indemnification under Sections 170c. or k. of the AEA for the activities under the Contract.

41	OWNER RULES AND REGULATIONS

The Contractor and all Contractor employees shall comply with the applicable rules and regulations in force at the Owner’s Facilities, to the extent Owner has provided Contractor with copies of or access to such rules and regulations or same are duly posted in the subject work areas, with respect to Work performed at Owner’s Facilities.  The Contractor shall include the substance of this Article 41 in all subcontracts for work at or on Owner’s Facilities.

42	COMPLIANCE WITH NUCLEAR SAFETY AND SAFEGUARDS AND SECURITY REQUIREMENTS

42.1 Contractor shall comply with all nuclear safety, safeguards and security requirements set forth in this Contract (including the Specifications, Drawings, or Statement of Work) (each a “Nuclear Safety, Safeguards and Security Requirements”).  Contractor shall conduct self-assessments and cooperate with the Owner, DOE, the NRC and the ACO in activities that address these requirements.

42.2 In the event that Contractor becomes aware of any failure to comply with a Nuclear Safety, Safeguards and Security Requirement, Contractor shall promptly notify the Owner’s Representative or, if applicable, the Owner’s Site Regulatory Compliance Manager and, in consultation with such person(s), take appropriate preventive and/or corrective action to achieve compliance, and assure continued compliance, with such requirements.

42.3 In the event that DOE or NRC initiates an enforcement action against the Owner or ACO arising out of Contractor’s failure to comply with any such Nuclear Safety, Safeguards and Security Requirement, Contractor agrees to cooperate fully with the Owner and ACO in responding to such enforcement actions by providing all information, assistance, and documentation required by the Owner or ACO.  The Parties agree to coordinate their legal and factual position in a timely manner so that all submittals are made in a timely manner, as determined by the ACO to DOE or NRC, as the case may be.

42.4 All costs incurred by Contractor in connection with the Owner’s or ACO’s response to an enforcement action in accordance with Section 42.3 shall be borne by Contractor and shall not be subject to reimbursement by the Owner under this Contract or otherwise.  In addition, Contractor agrees to indemnify and hold the Owner and ACO harmless against any and all liabilities, claims, penalties, fines, forfeitures, losses, costs and expenses (including costs of defense, settlement and reasonable attorney’s fees) that they or either of them may incur, become responsible for, or pay out, as a result of Contractor’s failure to comply with any Nuclear Safety, Safeguards and Security Requirement, in accordance with Article 20 (Indemnification). Notwithstanding the foregoing, the financial obligation of Contractor under this Article 42 shall be reduced to the extent such liabilities, claims, penalties, fines forfeitures, losses, costs and expenses (including costs of defense, settlement and reasonable attorney’s fees) arise from the negligence, or fault of the Owner, its directors, officers, employees, agents or contractors (other than Contractor or Contractor’s subcontractors or suppliers), which negligence, or fault shall be determined on a comparative negligence basis.

43	CODE OF CONDUCT

The Contractor will assure that its employees and contractors follow a Code of Business Conduct that is in compliance with all applicable laws and regulations, including the Federal Acquisition Regulations and the Foreign Corrupt Practices Act.  In performing work under this Contract, Contractor shall adhere to Owner’s Supplier Code of Business Conduct (www.usec.com/corporategovernance.htm).

44	PREEXISTING CONDITIONS

The Owner agrees to reimburse the Contractor, and the Contractor shall not be held responsible, for any liability (including without limitation, a claim involving strict or absolute liability and any civil fine or penalty), expense, or remediation cost, which may be incurred by, imposed on, or asserted against the Contractor arising out of any condition, act, or failure to act related to performance of the work under this Contract which occurred before the Contractor assumed responsibility for such work on May 1, 2011.  To the extent the acts or omissions of the Contractor cause or add to any liability, expense or remediation cost resulting from conditions in existence prior to the Effective Date, the Contractor shall be responsible in accordance with the terms and conditions of this Contract.

45	NOTICES

Any notice, request, demand, claim or other communication related to this Contract shall be in writing and delivered by hand or transmitted by telecopier, registered mail (postage prepaid) or overnight courier to the other Party at the following numbers and addresses:

Contractor:

*****
American Centrifuge Manufacturing, LLC
400 Centrifuge Way
Oak Ridge, TN  37830

Owner:                                *****

American Centrifuge Enrichment, LLC
350 Centrifuge Way
Oak Ridge, TN  37830

With a copy to:

General Counsel
American Centrifuge Enrichment, LLC
6903 Rockledge Drive, Suite 400
Bethesda, MD  20817

46	FINANCING

46.1 The Owner may choose to finance certain Contract activities and the acquisition of equipment (including the Centrifuge Machines) with private or public financing.  Contractor acknowledges that certain of the obligations placed upon the Owner by prospective Lenders may only be performed with the cooperation of the Contractor.  Contractor agrees to reasonably cooperate with Owner in carrying out Owner’s obligations under the Lender’s Financing Agreements.  Contractor may be required to execute and deliver to Lender, a consent and agreement and to provide such information, certificates, opinions and other documents as may be reasonably requested by Owner or Lender.  At the request of Owner, Contractor shall permit the Lender’s independent engineer to perform certain activities (including concurring in certain actions or consents to be taken or obtained by or from Owner hereunder) as may be required from time to time under the Financing Agreements and by the Lenders.  Contractor shall cooperate and provide any information, take any action or execute any documents as may be reasonably required by Lenders (including Lender’s independent engineer) or allowed under the Financing Agreements.

46.2 The Parties acknowledge that construction of the ACP Facility is being financed by non-recourse project financing, and that the Lenders require such financing to be secured by a first lien upon the ACP Facility and other assets of Owner (including all contract, intangible and similar rights of Owner), and that such Lenders will require a collateral assignment by Owner of this Contract and all rights and obligations of Owner hereunder.  Accordingly, this Contract may be assigned by Owner to any or all of the Lenders and their successors and assigns without further consent of Contractor.  The Contractor shall execute such consent and agreement or similar documents and provide such further assurances with respect to an assignment and provide such certificates with respect to this Contract and the transactions contemplated hereby, as the Lenders may reasonably request in connection with such financing.  Contractor further agrees to provide such notices and consents as may be reasonably required by Lenders in order to protect their interests, including but not limited to providing Lenders the right to cure Owner Defaults under the Contract and to exercise any of Owner’s rights and take any actions required of or permitted to be taken by Owner under the Contract.

46.3 The Parties recognize that the Owner may need to disclose Contractor Proprietary Information to affiliates and prospective assignees, (including but not limited to, Lenders, investors, their representatives and other parties).  Accordingly, the Owner may disclose Contractor Proprietary Information to (a) such affiliates and prospective assignees, provided that the Owner takes reasonable precautions to protect the confidentiality of such Contractor Proprietary Information; or (b) to the extent required by law, including in connection with an offering of its securities or a sale of its business.

46.4 Subject to applicable law, Owner and Lenders, and their affiliates, agents and representatives (including but not limited to, Lender’s independent engineer) shall have access upon reasonable notice at all times to Contractor’s facilities and to subcontractor facilities to the same extent as Contractor.  During any such visit to Contractor’s or subcontractor’s facilities, Owner, the Lenders, the Lenders’ independent engineer and the Lenders’ agents and representatives shall comply with all of the procedures applicable to such facilities, and Owner, the Lenders and their agents and representatives shall conduct such visit in such a manner as to cause minimum interference with Contractor’s and subcontractor’s activities.  Contractor also shall cooperate with Owner in allowing other visitor’s access to Contractor’s facilities under conditions mutually agreeable to the Parties and in accordance with applicable law and Contractor’s procedures.  Upon request by Owner or the Lenders, Contractor shall promptly secure any approvals from DOE or other governmental authority required for access to Contractor’s facilities pursuant to this Article 46.

47	AGENT FOR OWNER

The Owner has appointed the ACO as its contractor for purposes of constructing, maintaining and operating its ACP Facility.  The Owner hereby appoints ACO to act on behalf of the Owner under this Contract.

48	ENTIRE AGREEMENT

The whole and entire agreement of the Parties with respect to the subject matter hereto, is set forth in this Contract and the Parties are not bound by any prior agreements, understandings or conditions other than as expressly set forth herein.  THIS CONTRACT IS LIMITED TO THE TERMS AND CONDITIONS SPECIFIED HEREIN, ON THE FACE OF THE CONTRACT AND IN ANY ATTACHMENTS THERETO PROVIDED BY THE OWNER OR CONTRACTOR OR SPECIFICALLY AGREED TO BY THE OWNER AND CONTRACTOR IN WRITING.  NEITHER PARTY AGREES TO ANY PROPOSED ADDITION, ALTERATION OR DELETION OF THESE TERMS.  THIS CONTRACT CAN ONLY BE VARIED BY WRITTEN AGREEMENT SIGNED BY BOTH PARTIES.  ANY ACKNOWLEDGEMENT OF THIS CONTRACT SIGNED OR SUBMITTED BY EITHER PARTY OR ANY OTHER STATEMENT OR WRITING OF EITHER PARTY SHALL NOT BE DEEMED TO ALTER, ADD TO, OR OTHERWISE AFFECT THESE TERMS ABSENT BOTH PARTY’S WRITTEN AGREEMENT.

49	ASSIGNMENT

49.1 Contractor may not assign this Contract without the consent of Owner.  The rights and obligations of Contractor under this Contract are personal to Contractor and may not be delegated or subcontracted to any other entity, in whole or in part, without the prior written consent of Owner.  Owner shall have the right to assign this Contract including all rights, benefits and obligations hereunder to any entity for financing purposes or otherwise to any affiliate of the Owner without Contractor’s consent.

49.2 Owner acknowledges that Contractor is entering into this Contract with the understanding that Owner will be receiving third-party financing of at least $2 billion and that Owner will be the borrower of such funds under such financing arrangements.  Accordingly, Owner agrees that if such financing arrangements are revised such that Owner is no longer the borrower of such funds, Owner shall negotiate in good faith with Contractor to either assign this Contract to such new borrower or provide or obtain for Contractor such other financial assurances as may be reasonably appropriate.

50	CERTIFICATE OF CONFORMANCE

The Contractor shall maintain a quality program meeting the applicable requirements of accepted industry regulations or standards such as, NQA-1; ISO 9000 series; ANSI Z540:  10 C.F.R. Part 50, Appendix B; or 10 C.F.R. Part 830.120 which is acceptable to the Corporation in accordance with the quality requirements set forth in this Contract (including the Specifications and Drawings) and perform all work under this Contract according to this program.  The Corporation shall have the right to inspect the Contractor’s work areas (including work areas of subcontractors) to ensure compliance with this program.  The Contractor shall provide access by the Owner, or its designated representative, at all reasonable times to such work areas and to the Contractor’s records or work performed under this Contract (including access to all procurement documents).

The Contractor agrees to tender for acceptance by the Owner only Deliverables that meet the requirements set forth in this Contract (including the SOW, if any) and that prior to tendering the Deliverables for acceptance, Contractor shall verify the Deliverables comply with the requirements set forth in this Contract.

(a)           Any Certificate of Conformance submitted by the Contractor shall include the following information:

(i)           Identification of the Deliverables for which the certificate applies;

(ii)           Identification of the specific requirements of this Contract/SOW set forth in this Contract that the Deliverables meets (the requirements identified shall include any approved changes, waivers, or deviations applicable to the Deliverables); and

(iii)           Identification of any specific requirements of the Contract/SOW set forth in this Contract which the Deliverables do not meet, together with an explanation and means of resolving the nonconformance.

(b)           Any Certificate of Conformance submitted must be authenticated by the Contractor employee responsible for its quality assurance function and whose function and position is described in the Contractor’s Quality Assurance Program.

(c)           The procedures used for the preparation, review and approval of the certificate shall be as described in the Contractor’s Quality Assurance Program.

51	LIST OF EXHIBITS

The following exhibits are incorporated herein and made a part of this Contract:

Exhibit	Document Title
A	Statement of Work
B	Baseline Delivery Schedule
C	Work Breakdown Structure and Earned Value
D	G&A Costs
E	Fixed Fee
F	Incentive Fee
G	Reserved
H	Cash Flow Schedule
I	ACO Fixed Repair Rates

STATEMENT OF WORK

SOW No.: SOW-XXXX-XXXX

STATEMENT OF WORK FOR AMERICAN CENTRIFUGE MANUFACTURING, LLC (ACM) LLC ESA STAGE 2, Rev.0

American Centrifuge Enrichment, LLC
AMERICAN CENTRIFUGE PLANT

3930 U.S. Route 23 South, P.O. Box 628
Piketon, OH 45661

Type of Service:

*****

Preparer:                                                                                                              Date:

ACE QA Manager:                                                                                                             Date:
                                                                    (NOT REQUIRED FOR AUGMENTED STAFF)

ACE STR Manager Approval:                                                                                                             Date:

STATEMENT OF WORK
FOR
ACM LLC ESA STAGE 2

1.0	SCOPE
This Statement of Work (SOW) identifies tasks to be performed by American Centrifuge Manufacturing, LLC (hereafter “Contractor”) under the “Equipment Supply Agreement” (ESA) dated May 1, 2011 between Contractor and American Centrifuge Enrichment, LLC. (hereafter Owner”).  After receiving a notice to proceed under the ESA, the Contractor shall manufacture, assemble and deliver to the Owner’s facility in Piketon, Ohio approximately ***** Centrifuge Machines (inclusive of Spares as defined at Section 1.74 of the ESA and less the cumulative number of Centrifuge Machines manufactured, assembled and delivered under the Equipment Supply Agreement between Contractor and USEC Inc. (the “Stage I ESA”)) which meet the requirements and commitments contained within this SOW and the ACP NRC License Application and Supporting Documents (the “LA&SD”).

1.1	OWNER POINTS OF CONTACT

General Points of Contact

POSITION                                           NAME                                LOCATION                                           PHONE
Technical Representative                                           *****                                *****                                *****
Contract Administrator                                           *****                                *****                                *****
Project Controls                                           *****                                *****                                *****

Piketon Points of Contact

POSITION                                           NAME                                LOCATION                                           PHONE
Quality Assurance                                           *****                                *****                                *****
Engineering                                           *****                                *****                                *****
Operations                                           *****                                *****                                *****
Security                                           *****                                *****                                *****

Oak Ridge Points of Contact

POSITION                                           NAME                                LOCATION                                           PHONE
Quality Assurance                                           *****                                *****                                *****
Engineering                                           *****                                *****                                *****

1.2
Contractor shall optimize cost and manufacturing efficiencies, communication and coordination through structured relationships with its subcontractors and suppliers, bringing together the organizations, resources and processes to efficiently meet the Owner’s schedule.

1.3	Contractor will manufacture and deliver Centrifuge Machines meeting requirements specified in Appendix A and in accordance with the Baseline Delivery Schedule in Exhibit B to the ESA.

1.4	Contractor shall develop and apply industry practices (Six Sigma, LEAN manufacturing, or equivalent) and manufacturing techniques that will attempt to:
1.4.1	Reduce acquisition and supportability costs.
1.4.2	Reduce manufacturing and repair cycle time.
1.4.3	Implement the manufacture of design changes as directed by Owner and in accordance with the ESA, and transition these changes to production.
1.4.4	Improve the quality, productivity, technological capability and practices of businesses, workers and suppliers.

1.5
Interim operations for Centrifuge Machine assembly will be conducted in the  Centrifuge Test and Training Facility (CTTF) until operations can be transferred to the Recycle/Assembly (R/A) area in the ACP Facility in Piketon Ohio.  It is anticipated that this transfer shall be accomplished by ***** and that, prior to transfer, the R/A assembly facility shall be fully tested and qualified by Owner and available for production use.

1.6
During the period ending *****, Contractor and Owner shall conduct technology transfer of the Machine Assembly function at the Piketon ACP facility in preparation for Contractor assuming full responsibility for Machine Assembly.  During this period, Contractor shall observe and support the Machine Assembly function with the understanding that Contractor shall assume full responsibility for this function on *****.

2.0	REFERENCES

2.1	Contractor shall comply with those rules, procedures and policies that relate to the work being performed at Owner’s Facilities.

2.2
Owner will provide Contractor with training requirements for work being performed at Owner’s Facilities.  Owner will also provide Contractor, for their use, access to procedures and policies that provide more detailed instruction on training required to perform work at Owner’s Facilities.

3.0	TRAINING & QUALIFICATIONS

3.1	General

3.1.1	Contractor shall comply with Owner training requirements for site access and work at Owner’s Facilities as specified in Section 3.2 (below).
3.1.2	Contractor shall be responsible for other personnel training necessary to ensure safe efficient production in compliance with applicable Federal, state and local laws and regulations.
3.1.3	When requested by the Owner, Contractor shall provide documented proof of training and qualifications. At the request of Contractor, Owner may, in its sole discretion approve a waiver.

3.2
At Owner’s Piketon ACP Facility, each Contractor employee performing Work at such facility must have a Training Requirements Matrix (TRM) established with the Owner’s training organization.  The TRM establishes and tracks training requirements for the individuals work location and activities.   The Owner will provide the Contractor access to monthly Training Status Reports for Contractor employees with established Piketon TRMs.  Prior to the commencement of Work at Owner’s Piketon ACP Facility, Owner shall provide training to Contractor employees and subcontractor employees that is required for such employees to have access to Owner’s Facility provided that Contractor has identified the employees requiring access and made the employees available for such training prior to the date access is required.  Contractor shall ensure that Contractor’s employees and subcontractor’s employees performing Work at the Owner’s Piketon ACP Facility have the necessary training or shall ensure that appropriate work restrictions are in place.

4.0	CONTRACTOR EQUIPMENT REQUIREMENTS

4.1	General

4.1.1
Manufacturing/Assembly Equipment and Tooling/Material. Except for items provided by Owner, the Contractor shall procure, store, install, test and maintain manufacturing, tooling, testing and other specialized tools, equipment and material, required for the manufacture and assembly of the parts and machines. Owner will have title to all equipment, tooling, material, computer equipment, and peripherals procured by the Contractor that has been paid for by the Owner and as provided for in the ESA.

4.1.2
Contractor shall perform routine installation, testing, repair and preventative maintenance of equipment in accordance with equipment manufacturer’s recommendations and reasonable commercial practice.  Inspection and testing of centrifuge parts, assemblies and material shall be in accordance with the ESA and the Drawings, Specifications, procedures and other technical requirements as specified in Appendix A.   Contractor is responsible for replacement of tooling and equipment needed for centrifuge parts and assemblies at the American Centrifuge Manufacturing Technology Manufacturing Center (ACMTMC) in Oak Ridge, TN.  At Piketon, these activities shall be performed in accordance with “Use and Access Agreement Between American Centrifuge Operations LLC and ACM” and the “Nonexclusive Use and Access Agreement Between American Centrifuge Operations LLC and ACM” (the “Use and Access Agreements”) and “Facility Use Roles and Responsibilities for Centrifuge Assembly at Piketon”, which is maintained by the Owner’s Piketon Operations Point of Contact, and Contractor shall be provided reasonable access thereto.  At the Oak Ridge ACMTMC, these activities shall be performed in accordance with the “Lease Agreement between USEC Inc. and ACM.” (the “Lease Agreement”).

4.1.3
Contractor shall provide personal protective equipment (including personal radiological protective equipment) required for the activities covered by this SOW that complies with site environmental safety and health procedures and programs.  Radiation dosimeters required for Contractor employees at the Piketon ACP Facility shall be provided by Owner.

4.1.4	Contractor shall provide computers and any peripherals needed to perform the Work (unless stated elsewhere in this SOW that Owner shall provide).

4.1.5
Contractor shall provide software for the management of production and the delivery of Centrifuge Machines, as well as other software associated with this effort. Contractor shall supply to the Owner, Certificates of Conformance pursuant to the requirements of the ESA and electronic Build Books as mutually agreed by Owner and Contractor.

4.2	Owner’s Facilities

4.2.1
Contractor use of the Owner’s Facilities shall be governed by the Lease Agreement (for the ACMTMC) and the Use and Access Agreements (for the ACP Piketon facility) which shall take precedence over any conflicting requirements contained herein.

4.2.2
Any civil, structural, or electrical  physical modification made to any facility owned, leased or operated on behalf of Owner  (the “Owner’s Facilities”), other than those physical modifications implemented pursuant to the Stage I ESA or permitted pursuant to the Lease Agreement and the Use and Access Agreements, must be approved in writing by Owner.  Any physical modification to the ACP Piketon facilities must have the approval of the Piketon Technical Services Manager (the design authority) prior to modifications to ensure compliance with NRC license requirements.

4.2.3	Owner shall maintain responsibility for all integrated system testing and test plans for the Owner’s Facilities at Piketon.

4.2.4
Contractor shall comply with the requirements of the Fire Safety/ Emergency Management Program as contained in the TRM, and applicable NFPA Codes and Standards.  Contractor shall ensure personnel are familiar with the requirements for welding, burning, and hot work activities, including the requirements for performing fire watch.

4.2.5
Any new Work activities which may increase the combustible loading within Owner’s Facilities beyond that currently identified in the License application and supporting Fire Hazard Analysis must be approved by Owner.

5.0	OWNER SUPPLIED REQUIREMENTS

5.1
 The ACMTMC, and all facilities included therein, will be provided for Contractor’s use pursuant to the Lease Agreement.  The ACMTMC is to be secured, maintained and operated by the Contractor in accordance with the Lease Agreement and the requirements set forth in this SOW.

5.2
At Owner’s ACP Piketon facility, Owner will provide work areas (office areas, machine assembly work areas, etc.), telephone, utilities, physical security of facilities, required for receipt, storage, and control of parts and assembly of Centrifuge Machines as described in the Use and Access Agreements.

.
5.3	Owner shall provide Contractor with copies of site procedures or electronic access to site procedures, applicable to Work performed by Contractor at the Owner’s Facilities.

5.4
Owner will provide all manufacturing tooling, testing, and other specialized tools, equipment, and material required for assembly of Centrifuge Machines at the CTTF prior to transfer of machine assembly responsibility under Section 1.6 above.

5.5
Owner shall provide Contractor copies of and electronic access to  all required technical design documents (Drawings, Specifications, quality requirements, etc.) governing the manufacture, inspection and acceptance of centrifuge components, assemblies and machines, and all applicable documents will be provided or referenced in Appendix A of this SOW.

5.6
Prior to providing access to any electronic or data systems provided by owner, Contractor personnel shall obtain the appropriate security clearance and must have the required training for access to such systems and information.

6.0	QUALITY REQUIREMENTS

6.1
Contractor shall permit Owner, and regulatory agencies (e.g., NRC, DOE, EPA, etc.), unrestricted access to both their and their subcontractor’s facilities and to records related to items provided or services performed for Owner upon reasonable notification by Owner or as soon as reasonably possible upon notification by a Regulator and subject to compliance with applicable security clearance requirements.  Contractor shall not be required to provide Owner with information that Owner is not entitled to under the terms of the ESA but will provide information to the NRC, the DOE, or other regulatory agency).

6.2
Contractor must be on and remain on the Owner’s ACP Approved Supplier List (ASL).  The Contractor shall implement and maintain an NQA-1 based Quality Assurance Program and any changes to Contractor’s Quality Assurance Program Manual during the life of this ESA must be reported to Owner.

6.3	Contractor shall establish programs, processes, and procedures to ensure that equipment delivered to Owner meets the requirements as specified in Appendix A.

6.4	Contractor shall perform the Work in accordance with its Owner-approved QA/QC Program and with associated Contractor implementing procedures.

6.5
Owner may monitor Contractor work under this SOW at any site where such Work takes place.  Such monitoring shall include, but not be limited to observing work activities, interviewing Contractor employees, and review of records.

6.6
Contractor shall ensure that any design changes proposed by Contractor have been evaluated, documented, and approved in writing by Owner pursuant the ESA before implementing such design changes.  Contractor shall also ensure that Owner provided design changes are evaluated, documented and contractually authorized in writing pursuant to the ESA prior to proceeding with the implementation of such design changes.  All substitutions of items specified by procurement or design documents require prior Owner approval.

6.7
Contractor must pass down all applicable technical and quality requirements specified in the ESA and the Drawings and Specifications as specified in Appendix A to any subtier supplier providing items or services.  The Contractor shall, in accordance with their approved QA Program, control subtier suppliers providing these items or services and shall establish and maintain its own “Evaluated Suppliers List.”

6.8
Receipt, in-process, and final inspections for QL-2 items shall be performed as specified in the ESA and the Drawings, and Specifications as specified in Appendix A by Contractor personnel who are qualified in accordance with NQA-1-2004 Requirement 2, which has been determined to be equivalent to NQA-1-1994, Supplement 2S-1.

6.9	In addition to the procurement and inspection requirements stated in Appendix A for QL-2 items, Contractor shall ensure that QL-2 items are marked as such and are segregated from QL-3 items.

6.10
Contractor shall provide a description of methods for collection, storage, and maintenance of records.  Records are to be retained by Contractor per the requirements established in the Contractor’s Quality Assurance Program and dispositioned as approved by Owner or as permitted under the Owner’s QA Program.

6.11	Contractor shall review all documentation provided to Owner under this SOW to verify compliance with specification requirements.

6.12
Contractor shall identify, report, and recommend disposition of all nonconforming conditions associated with this SOW to Owner using Contractor’s Non-Conformance and Waiver Procedures Approved by Owner.  Dispositions that leave any remaining nonconformity for a Critical or Unreleased Major feature must be submitted to the Owner as prescribed in Contractor’s Non-Conformance and Waiver Procedures.  The Contractor shall identify the Quality Level associated with the nonconforming condition. Contractor will have a process in place for notifying Owner of any  non-conformance in a Centrifuge Machine that is delivered to Owner for operation so that Owner may evaluate the nonconformance on operability and for potential compliance with applicable regulatory requirements and/or reportability to the NRC..

6.13	Contractor shall address discrepancies identified by the Owner prior to acceptance by the Owner in accordance with the terms of the ESA.

6.14	Contractor shall participate in Owner’s Industry Experience/Lessons Learned (IE/LL) program for applicable NRC-regulated activities.

6.15
Contractor shall provide change control information needed to identify and resolve changes made to centrifuge parts, assemblies, and machines and any revisions made to configuration management programs.

7.0	DELIVERABLES AND MANUFACTURING REQUIREMENTS

Contractor shall procure, manufacture and assemble, and deliver centrifuge components, Centrifuge Machine subassemblies, and completed Centrifuge Machines in accordance with drawings, specifications and other design and assembly requirements as listed in Appendix A hereto and the Baseline Delivery Schedule set out in Exhibit B tot eh ESA. Work shall be performed, and costs shall be accumulated, recorded and reported under Work Breakdown Structure (WBS) *****, as follows:

7.1	*****

7.2	*****

7.3	*****

7.4	*****

7.5	*****

7.6	*****

7.7	*****

7.8	*****

7.9	*****

7.10	*****

7.11	*****

7.12	*****

8.0	CONTRACTOR POINTS OF CONTACT

POSITION                                                      NAME                                LOCATION                                PHONE

Name	Position	Location	Phone
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

9.0	SECURITY REQUIREMENTS

9.1	General

9.1.1
The USEC Director Regulatory and Quality Assurance will serve as the primary point of contact with the Cognizant Security Agency (CSA). Contractor’s written communications to and from the CSA will be coordinated through the primary point of contact.

9.1.2
If the Contractor deems a particular CSA Security Directive is not feasible or possible to implement, Contractor will coordinate response to the CSA through the USEC Director Regulatory and Quality Assurance and the Corporate Security Director or their designee.   Nothing in this provision shall be construed as permitting Contractor to fail to comply with applicable regulatory requirements.

9.1.3	Other than the Owner’s Facilities at Piketon, OH, Contractor shall develop a security program for each site or subcontractor which must possess classified information.

9.1.4	Contractor shall ensure applicable CSA Security and Classified Information Systems Security Directives flow down to subcontractors (suppliers) who are authorized to possess classified information.

9.1.5
Contractor shall ensure that subcontractors dealing with Sensitive Unclassified Information (SUI) and material, such as Export Control Information (ECI), Unclassified Controlled Nuclear Information (UCNI), and Security Related Sensitive Information (SRSI) are trained and compliant with requirements for the safeguard and handling of such material.

9.1.6	Contractor shall develop a program to assist and monitor subcontractors (suppliers) internal security programs.

9.1.7	Contractor shall keep the USEC Corporate Security Director advised of the status and activities of the ACM Security Program.

9.1.8
Contractor shall comply with current USEC Security directives or procedures in effect at the time of the receipt of the Notice to Proceed under the ESA that supplement or enhance CSA Security Directives including the USEC Unclassified Information Identification and Protection Policy, USEC Identification and Control of Export Controlled Information (ECI), Identification and Control of Sensitive Unclassified Information (SUI), Identification and Control of Security Related Sensitive Information (SRSI) and Technical Surveillance and Countermeasures Program (TSCM).  Any revisions to such documents shall be evaluated by Contractor for cost impact and feasibility prior to implementation.

9.1.9
Contractor shall support and participate in USEC or American Centrifuge Program (ACP) wide Security and Education initiatives such as the Classification and Derivative Classifier Education Program, ECI Program, and CI Education and Awareness Program.

9.1.10
The ACP Security Manager will provide general oversight to security activities conducted at facilities operating under the Owner’s security program in the NRC license application.  When required, Owner will provide training to Contractor personnel to ensure Contractor awareness of pertinent security requirements.

9.2	Owner Facilities

9.2.1	All Contractor activities at the Owner’s Facilities will be performed in accordance with the Owner’s security program and associated policies and procedures as specified in Appendix A.

9.2.2	The Owner will manage all facility access control systems, badging and physical security patrol/response activities for the ACP Piketon Facility.

9.2.3	Contractor shall ensure security measures taken for the protection of centrifuge parts and equipment at the Piketon ACP Facility is coordinated with the Owner’s Fire Safety/Emergency Management Group.

10.0	SPECIAL PROVISIONS

10.1
Contractor shall comply with pertinent environmental and safety requirements, including applicable controls associated with radiological safety as specified in Appendix A for the introduction of hazardous materials onto Owner’s Facilities.

10.2	Contractor shall provide technical assessments and recommendations for design and assembly improvements as requested and coordinated by Owner.

10.3	Contractor shall participate in the Owner’s Integrated Product Team Program and assist the Owner in identifying and assessing manufacturing technology and development initiatives.

10.4
Contractor shall assess supplier manufacturing capabilities for affordability of various technologies and recommend and implement programs to improve the competitiveness and quality of the Contractor’s supplier base.

10.5
Contractor shall notify Owner of events at Owner’s Facilities which require reporting to a Regulator in accordance with ACD2-RG-044, Nuclear Regulatory Event Reporting within the applicable reporting time frame.

10.6
Contractor’s classified and unclassified computer systems for network installation at Piketon shall comply with Owner requirements and Contractor shall ensure that Owner is apprised of any planned system installation or changes prior to implementation.  Contractor’s unclassified network and the Oak Ridge classified network will continue to follow currently approved cyber security plans.

10.7	Owner Facility

10.7.1
Contractor shall not make changes to communications infrastructure between buildings or within the facilities at the Piketon ACP Facility unless approved in advance by Owner or permitted pursuant to the terms of the Use and Access Agreements.

10.7.2
Contractor shall comply with the requirements of Owner’s Emergency Plan and Emergency Plan Implementing Procedures provided to Contractor for the Piketon ACP Facility including participation in periodic drills and exercises at the Owner’s Facility.  Owner shall provide applicable employee training for Contractor personnel performing work on Owner’s facilities and Contractor shall ensure personnel are familiar with local alarm signals, processes for notification of the emergency response organization, evacuation, personnel accountability reporting, and protective actions for severe weather.

10.7.3	Contractor shall ensure transient combustibles are controlled in accordance with Owner fire protection requirements as specified in Appendix A.

11.0	ACCEPTANCE OF SERVICES

11.1
Contractor shall verify and document that all Deliverables (including QA records and a Certificate of Conformance) have been received and that pertinent requirements have been satisfied as set forth in the ESA and the Drawings and Specifications as set forth in Appendix A.  The Piketon Operations Point of Contact (or designee) will approve the completed electronic build book for each assembled Centrifuge Machine on behalf of the Technical Representative in accordance with the requirements set forth in the ESA.

11.2
Specifications and Acceptance Criteria.  Contractor shall manufacture parts and assemblies and shall assemble and deliver Centrifuge Machines in accordance with the AC100 technical design documents set forth in APPENDIX A (SPECIFICATIONS AND ACCEPTANCE DOCUMENTS).

12.0	REPORTING REQUIREMENTS

Reporting requirements are specified in APPENDIX B (STATUS AND PERFORMANCE REPORTING).

APPENDIX A - SPECIFICATIONS AND ACCEPTANCE DOCUMENTS
(Provided as a separate, Classified Document)

The Specifications and Acceptance documents are listed in the separate classified document *****

APPENDIX B - STATUS AND PERFORMANCE REPORTING

1.0	MONTHLY PROGRAM PERFORMANCE REPORT.
The Contractor shall submit to Owner a Monthly Program Performance Report which provides the following information:

1.1
Monthly and cumulative BCWS, BCWP, ACWP, Schedule Variance, Cost Variance (CV), Schedule Performance Index (SPI), Cost Performance Index (CPI), Variance Explanations as required by established thresholds for each WBS Element described in Section 7.0 (Deliverables and Manufacturing Requirements), as described below.

1.2	A statused Primavera schedule shall be provided as described below.
1.3	A Trend Log as described below.
1.4	Proposed baseline changes as described below.

2.0	MONTHLY PERFORMANCE REPORTING. The Monthly Program Performance Report shall consist of:

2.1	Monthly Schedule Performance. A monthly schedule status shall be reported each month, based on the WBS schedule, to show progress against the baseline. Monthly schedule status shall include:
2.1.1	Percentage of completion for each activity, including dates for completion of activities
2.1.2	Revised forecast dates to reflect project progress
2.1.3	Revised monthly ETC for the Program, in order to account for the remainder of the program schedule.
2.1.4	A Primavera report comparing Forecast vs. Baseline dates (see monthly report example)

2.2
Budgeted Cost of Work Performed (BCWP)/Earned Value calculation. Based on schedule activity budgets established in section 1.1 and the activity percent complete calculation in section 2.1.1 a monthly (BCWP) (Earned Value) calculation will be required for each WBS/WBS.  The statused schedule shall serve as the supporting documentation for the BCWP calculation.

2.3
Actual Cost of Work Performed (ACWP).  Suppliers should provide the monthly ACWP.  Cost should include all markups and fee.  Cost can be summarized at the WBS level.  This ACWP calculation does not replace invoicing requirements discussed elsewhere in contract language.

2.4
Monthly Variance /Performance Indices Calculations. Based on the monthly BCWS established in 1.1, the BCWP calculation in 2.2 and the ACWP calculation in 2.c suppliers shall provide the following calculations:

2.4.1	Cost Variance: CV is the BCWP – ACWP
2.4.2	Cost Performance Index: CPI is the BCWP/ACWP
2.4.3	Schedule Variance: SV is the BCWP – BCWS
2.4.4	Schedule Performance Index: SPI is the BCWP/BCWS

2.5	Variance Narrative Explanations. A monthly SPI or CPI of less than .90 or more than 1.1 will require a variance explanation.

2.6
Monthly Trend Log. A monthly Trend Log will be utilized by the Contractor to identify, by WBS element, any potential cost, scope and schedule changes.  The purpose of the Trend Log is for suppliers to communicate to Owner changes that have the potential for occurring. Entries in the Trend Log do not constitute changes to the cost, schedule or scope baseline.

.
2.7	Safety Statistics
2.7.1	Case rate
2.7.2	Recordable case rate
2.7.3	Lost time incident rate

2.8	Monthly Quality Statistics. A monthly summary of quality statistics will be submitted to the Owner in a rolling six-month format for comparison of the following data:
2.8.1	Number of NCRs Opened
2.8.2	Number of NCRs Closed
2.8.3	Average Age of NCRs
2.8.4	Number of Waivers Initiated
2.8.5	Average Time to Process a Waiver
2.8.6	Breakdown of NCR dispositions
2.8.7	Breakdown of Causes for Waivers
2.8.8	Adverse Trends (Thresholds to be determined based on cost impact of time and material)

3.0	BASELINE CHANGES

3.1	The Program Baseline as documented in the budget-loaded schedule will be managed under the Baseline Management and Change Control and Trend Procedure, ACP 10-222, Rev.1.

3.2
Baseline Change Proposals/Trends covering any element of the baseline (scope, schedule, cost estimates or time phasing, etc.) shall be submitted through the Site Technical Representative in accordance with the Baseline Management and Change Control and Trend Procedure, ACP 10-222, Rev.1.

3.3	Receipt by Owner of Baseline Change Proposals/Trends does not constitute acceptance by Owner. Owner approval of specific proposals shall be communicated in writing to the Contractor.

4.0	MONTHLY PROJECT REVIEWS
Owner shall conduct monthly Project Reviews with the Contractor to discuss schedule, cost and other details of performance. The Project Review will be held 1-3 days after the receipt of the Project Report.

ATTACHMENT 1 (Monthly Program Performance Report Format) to
APPENDIX C (STATUS AND PERFORMANCE REPORTING)

Monthly Project Performance Report
WBS Number:  ________
Calendar Month: __________
Date of Report: XX/XX/XXXX (Day, Month, Year)

Work Scope Accomplished
2-5 bullets summarizing the monthly accomplishments for the scope included in this WBS

Current Month
BCWS
BCWP
ACWP
SV ($)
SV (%)
SPI
CV ($)
CV (%)
CPI

Monthly Variance Explanations (If <.9 or >1.1)

CPI:

SPI:

Cumulative
BCWS
BCWP
ACWP
SV ($)
SV (%)
SPI
CV ($)
CV (%)
CPI

Cumulative Variance Explanations (If <.9 or >1.1)

CPI:

SPI:

*****

ATTACHMENT 3 (WBS Metrics Backup Sheet) to
APPENDIX C (STATUS AND PERFORMANCE REPORTING)

WBS Metrics Backup Sheet

Report Date: ______________

WBS Element: __________                                                      WBS Title:     ____________________

	2011
Monthly	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	2012	2013	2014	2015	Total
BCWS
BCWP
ACWP
SV%
SV$
SPI
CV%
CV$
CPI

	2011
Cumulative	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	2012	2013	2014	2015	Total
BCWS
BCWP
ACWP
SV%
SV$
SPI
CV%
CV$
CPI

ATTACHMENT 4 (Contractor/Supplier Trend Log) to
APPENDIX C (STATUS AND PERFORMANCE REPORTING)

Contractor/Supplier Trend Log

Report Date: ______________

					Costs in '000 vs. Rebaseline						Total	Probability % 25/50/75/100	Notes
Trend No.	Date Entered	WBS Number	Trend Title	Trend Description	2011	2012	2013	2014	2015	2016

Exhibit B -- Schedule
ACM FACILITIZATION MILESTONES

1.0	*****

2.0	*****

3.0	*****

4.0	*****

5.0	*****

6.0	*****

11651
Production/Delivery Schedules
	ACM Oak Ridge Build Schedule	ACM Piketon Final Assembly Build Schedule
Month	Production Units Required	Monthly
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

The 1.4, Machine Manufacturing and Assembly WBS has been established and is under change control.  The Level 2 and 3 WBS is depicted in the diagram below:

*****

Earned Value Definitions

Actual Cost of Work Performed (ACWP).  The actual costs which are reimbursable under the Contract as collected in the accounting book of record (The Unclassified USEC Oracle system for ACP).

Budget at Completion (BAC).  The sum of all planned budget values required to accomplish the defined scope.  These cost estimates are tied to the financial system through cost accounts. The planned budget values are organized in monthly groupings at WBS level 3 as Budgeted Cost of Work Scheduled (BCWS).  The sum total of the BCWS is the Budget at Completion (BAC).  For ACP project scope performed by Contractor, BAC is synonymous with Total Target Cost established under this ESA.

Baseline Change Proposal (BCP).  Revisions to the approved Performance Measurement Baseline (PMB) require a formal change control process which will include a formal change to the contract.  The formal process for making changes is known as a Baseline Change Proposal (BCP).

Budget.  Budgets identify the specific resource requirements in dollars, hours, or other measurable units for the effective execution of the defined scope.  Budgets are time-phased the way the work is to be performed and are assigned to scheduled segments of work during the planning of the project and are recorded as BCWS.

Budgeted Cost of Work Performed (BCWP or Earned Value).  The amount of BCWS successfully completed.  The value is calculated based on clearly established earning rules defined by completion of measurable deliverable products/services.  The % complete of the applicable defined work scope is multiplied by the BCWS to determine BCWP.

Budgeted Cost of Work Scheduled (BCWS).  The time-phased BAC is known as the Budgeted Cost of Work Scheduled (BCWS) and is displayed in monthly increments in the PMB for the entire project.  For ACP project activities performed by Contractor, monthly BCWS and Monthly Target Cost are synonymous.

Cost Variance (CV).  Cost variance is an earned value analysis technique that compares the direct costs incurred in the financial system and reimbursable under the Contract to the earned value during a given period of time for a given activity, WBS component, control account, or project.  Cost Variance is calculated as:  BCWP – ACWP.

Cost Performance Index (CPI).  The Cost Performance Index is an earned value analysis measurement of cost efficiency.  The CPI is calculated as BCWP/ACWP.  Favorable is >1.0; Unfavorable is < 1.0.

Estimate at Completion (EAC).  The Estimate at Completion is an earned value analysis technique that forecasts the expected total cost of a schedule activity, WBS Component, or total defined scope at completion.  The EAC is not considered a component of the PMB and revisions to the EAC are not included in a BCP and do not require formal change to the contract.  However, these revisions still require formal notification by Contractor and approval through the Trend process culminating in the monthly update to the EAC. The EAC provides Contractor’s most recent cost estimate phased by month.  It represents the cash flow the project expects to expend to execute the defined scope.  The EAC differs from the baseline in that it incorporates all changes, such as increases in cost and schedule, whereas a change to the baseline occurs only with fundamental changes in assumptions such as scope or method of accomplishment. EAC is calculated as ACWP + ETC.

Earned Value (EV).  Earned Value (also referred to as BCWP) is an objective measurement of work accomplished against the planned budget. It is used as a tool to measure cost and schedule variances during execution of the project.  Calculation of EV is described in the BCWP definition.

Estimate to Complete (ETC).  Estimate to Complete is an earned value analysis technique that determines the remaining expected costs to complete a schedule activity, WBS component, or defined scope.  The ETC is the remaining cost component of EAC as described in the EAC definition.

Performance Measurement Baseline (PMB).  The defined scope, schedule, and cost baseline are collectively known as the performance measurement baseline.

Schedule.  The schedule baseline is comprised of activities that accomplish the defined scope, sequenced in a logical order and recorded in the PMB.  The schedule baseline is a component of the Performance Measurement Baseline, and changes to the schedule baseline require formal change authorization.  If the schedule change also changes defined scope or BAC, a formal change to the Contract is required.  Schedule changes will change BCWS and the resulting Earned Value calculations.

Schedule Variance (SV).  Schedule variance is an earned value analysis technique that compares the budgeted (planned) costs to the earned value during a given period of time.  Schedule Variance is calculated as:  BCWP – BCWS.

Scope.  The Scope is described by the Statement of Work (SOW) included in the Contract.  For Earned Value purposes, the scope is further broken down into discrete measurable time phased activities organized by the WBS and recorded in the PMB.  When combined with cost estimates, this defined scope becomes BCWS.

Schedule Performance Index (SPI).  The Schedule Performance Index is an earned value analysis measurement of schedule efficiency.  The SPI is calculated as BCWP/BCWS.  Favorable is >1.0; Unfavorable is < 1.0.

Trend. A Trend is the vehicle used to document changes in the project forecast for the purpose of incorporating those changes into the project EAC.  Contractor is responsible for submitting projected changes to ETC/EAC using the trend process.

Work Breakdown Structure (WBS).  The Work Breakdown Structure is a deliverable-oriented hierarchical structure that breaks Contractor Scope into activities that can be scheduled, estimated, monitored, and controlled.  For Contractor scope, the WBS will be planned, reported and monitored as set forth in Exhibit C.

Exhibit D
G & A Payment Schedule

G&A Costs will be budgeted monthly on a pro rata basis of expected B&W seconded labor to be charged in each month.  That is, the B&W seconded labor portion of the aggregate monthly BCWS recorded in the PMB.  The monthly budgeted amounts for Stage 1 and Stage 2 combined must total *****.  The G&A payments will be recorded as a separate cost element to facilitate tracking to the agreed fixed total amounts.  The monthly payment schedule is shown in the following two tables.

Stage 1 Monthly G&A Payment Schedule

Month	Monthly G&A Payment
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

Exhibit D
G & A Payment Schedule

Stage 2 Monthly G&A Payment Schedule

Month	Monthly G&A Payment	Month	Monthly G&A Payment
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

Exhibit E
Fixed Fee Calculation and Payment

The Fixed Fee will be budgeted monthly on a pro rata basis of all Contractor work scheduled (BCWS) as a monthly target fixed fee.  The monthly budgeted amounts starting *****.  The Fixed Fee payments will be recorded as a separate cost element to facilitate tracking to the agreed fixed total amounts. The fixed fee will be paid as agreed in the fee agreement.  The monthly payment schedule is shown in the following two tables.

Exhibit E
Fixed Fee Calculation and Payment

January 1, 2011 until completion of Stage 1
Monthly Fixed Fee Payment Schedule

Month	Monthly Fixed Fee Payment
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

Exhibit E
Fixed Fee Calculation and Payment

Stage 2 Monthly Fixed Fee Payment Schedule

Month	Monthly Fixed Fee Payment	Month	Monthly Fixed Fee Payment
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

Exhibit F
Incentive Fee Calculation and Payment

If Contractor performs all of the Scope described in the SOW as recorded in the PMB in accordance with the Contract and total Allowable Costs equal the Target Cost, then the Paid Incentive Fee shall equal the Target Incentive Fee.  As specified in Section 8, the Target Incentive Fee is agreed to be *****.  The at-risk Incentive Fee shall be:

(a) increased by ***** for every dollar that ACWP is less than BCWP; or

(b)           decreased by ***** for every dollar that ACWP exceeds BCWP; plus decreased by an additional ***** for every dollar that the total ACWP exceeds (BCWP******).

Earned Value rules to demonstrate all Contractor Scope is performed is:

Total Contractor BCWP=BAC (SPI=1.0)

Earned Value rules to demonstrate Allowable Costs equal Target Cost is:

Total Contractor BCWP=ACWP (CPI=1.0; CV=0)

The Incentive Fee will be budgeted monthly on a pro rata basis of all Contractor work scheduled (BCWS) as a Monthly Target Incentive Fee.  Once calculated and mutually agreed by Owner and Contractor, the monthly budgeted amounts will be recorded in the PMB as a separate WBS level 3 project.  This Target Incentive Fee will be subject to accumulation of actual cost and forecast of ETC by Contractor.  The incentive fee to be paid will be calculated based on the below formulas using the cumulative Cost Variance (CVcum) as of the month being paid.  Calculation formulas:

IF CVcum = 0; then

Incentive Fee Earnedcum = Target Incentive Feecum

IF CVcum > 0; then

Incentive Fee Earnedcum = Target Incentive Feecum + (CVcum******)

IF CVcum < 0 and CVcum =< (BCWPcum******); then

Incentive Fee Earnedcum = Target Incentive Feecum + (CVcum******)

IF CVcum < 0 and CVcum > (BCWPcum******); then

Incentive Fee Earnedcum = Target Incentive Feecum + (CVcum******) + ((CVcum+(BCWPcum******))******)

Each monthly Incentive Fee payment amount will be the incremental amount required to bring the Incentive Fee paidcum equal to the calculated value of Incentive Fee Earnedcum as of that month.

Incentive Fee Earned during execution of the Contract is based on both schedule and cost performance using CV which compares ACWP to BCWP.  At Contractor scope completion where the full scope of work is accomplished and schedule variance no longer applies (BCWS=BCWP=BAC), the final Incentive Fee Earned is based solely on cost performance.

Stage 2 Monthly Incentive Fee Estimated Payment Schedule*

Month	Monthly Fixed Fee Payment	Month	Monthly Fixed Fee Payment
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*Actual Stage 2 incentive fee will be paid based on earned value.  These are the target values assuming CPI = 1.0.